PROSPECTUS
December 1, 1998

                       INVESCO SMALL COMPANY VALUE FUND

      INVESCO Small Company Value Fund (the "Fund") seeks long-term capital growth. Using a value-oriented strategy, the Fund invests primarily in the equity securities of U.S. companies with market capitalizations below those of the 1,000 largest U.S. firms ("Small Companies"). The Fund also has the flexibility to invest in other types of securities.

      The Fund is a series of INVESCO Diversified Funds, Inc. (the "Company"), a diversified, managed no-load mutual fund, consisting of this single portfolio of investments. Additional funds may be offered in the future.

      This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Fund, dated December 1, 1998, has been filed with the Securities and Exchange Commission, and is incorporated by reference into this Prospectus. To request a free copy, write to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; call 1-800-525-8085; or visit our web site at http://www.invesco.com.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

TABLE OF CONTENTS                                                         Page


ESSENTIAL INFORMATION........................................................2

ANNUAL FUND EXPENSES.........................................................3

FINANCIAL HIGHLIGHTS.........................................................4

INVESTMENT OBJECTIVE AND STRATEGY............................................5

INVESTMENT POLICIES AND RISKS................................................5

THE FUND AND ITS MANAGEMENT..................................................8

FUND PRICE AND PERFORMANCE..................................................10

HOW TO BUY SHARES...........................................................10

FUND SERVICES...............................................................13

HOW TO SELL SHARES..........................................................13

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS....................................15

ADDITIONAL INFORMATION......................................................16

ESSENTIAL INFORMATION

     Investment Goal And Strategy. The Fund seeks long-term capital growth. It invests primarily in equity securities of U.S. companies with market capitalizations that are below those of the 1,000 U.S. companies having the largest market capitalizations ("Small Companies"). There is no guarantee that the Fund will meet its objective. See "Investment Objective And Strategy" and "Investment Policies And Risks."


     Designed For: Investors seeking capital growth over the long-term. While not intended as a complete investment program, the Fund may be a valuable element of your investment portfolio. You also may wish to consider the Fund as part of a Uniform Gifts/Transfers To Minors Act Account or systematic investing strategy. The Fund may be a suitable investment for many types of retirement programs, including various ^ individual retirement accounts ("IRAs"), 401(k), Profit Sharing, Money Purchase Pension, and 403(b) plans.


     Time Horizon. Potential shareholders should consider this a long-term investment due to the volatility of the securities held by the Fund.

     Risks. The Fund uses an investment strategy which at times may include holdings in foreign securities and rapid portfolio turnover. Its returns on foreign investments may be influenced by currency fluctuations and other risks of investing overseas. The Fund may experience rapid portfolio turnover, which may result in higher brokerage commissions and the acceleration of taxable capital gains. Investors should consider whether these policies make the Fund unsuitable for that portion of their savings dedicated to current income or preservation of capital over the short-term. See "Investment Objective And Strategy" and "Investment Policies And Risks."

     Organization and Management. The Fund is a series of the Company. The Fund is owned by its shareholders. It employs INVESCO Funds Group, Inc. ("INVESCO"), founded in 1932, to serve as investment adviser, administrator and transfer agent. INVESCO Management and Research, Inc. ("IMR") serves as sub-adviser. Together, INVESCO and IMR constitute "Fund Management." INVESCO Distributors, Inc. ("IDI"), founded in 1997 as a wholly-owned subsidiary of INVESCO, is the Fund's distributor.

     The Fund's investments are selected by Bob Slotpole. See "The Fund And Its Management."

     INVESCO, IMR and IDI are indirect, wholly-owned subsidiaries of AMVESCAP PLC, an international investment management company that managed approximately ^ $241 billion in assets as of ^ September 30, 1998. AMVESCAP PLC is based in London with money managers located in Europe, North America, South America and the Far East.


This Fund offers all of the following services at no charge:
Telephone purchases
Telephone exchanges
Telephone redemptions
Automatic reinvestment of distributions
Regular investment plans, such as EasiVest (the Fund's automatic monthly investment program), Direct Payroll Purchase, and Automatic Monthly Exchange
Periodic withdrawal plans

See "How To Buy Shares" and "How To Sell Shares."

     Minimum Initial Investment: $1,000, which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase, and certain retirement plans.


     Minimum Subsequent Investment: $50 ^(minimums are lower for certain retirement plans.)


ANNUAL FUND EXPENSES

     The Fund is no-load; there are no fees to purchase, exchange or redeem shares. Effective June 1, 1998, the Fund is authorized to pay a Rule 12b-1 distribution fee of one quarter of one percent of the Fund's New Assets (new sales of shares, exchanges into the Fund and reinvestments of dividends and capital gain distributions) each year. (See "How To Buy Shares - Distribution Expenses.")

     Like any company, the Fund has operating expenses -- such as portfolio management, accounting, shareholder servicing, maintenance of shareholder accounts, and other expenses. These expenses are paid from the Fund's assets. Lower expenses therefore benefit investors by increasing the Fund's total return.

     We calculate annual operating expenses as a percentage of the Fund's average annual net assets. To keep expenses competitive, INVESCO and IMR voluntarily reimburse the Fund for certain expenses in excess of 1.25% (excluding excess amounts that have been offset by the expense offset arrangements described below) of the Fund's average net assets.

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fee                                                        0.75%
12b-1 Fees                                                            0.01%
Other Expenses(1),(2)                                                 0.50%
Total Fund Operating Expenses(1),(2)                                  1.26%

     (1)It should be noted that the Fund's actual total operating expenses were lower than the figures shown, because the Fund's custodian fees were reduced under an expense offset arrangement. However, as a result of an SEC requirement, the figures shown above do not reflect these reductions. In comparing expenses for different years, please note that the Ratios of Expenses to Average Net Assets shown under "Financial Highlights" do reflect any reductions for periods prior to the fiscal year ended July 31, 1996. See "The Fund And Its Management."

     (2)Certain expenses of the Fund are being absorbed voluntarily by INVESCO and IMR. In the absence of such absorbed expenses, the Fund's "Other Expenses" and "Total Fund Operating Expenses" would have been 0.62% and 1.38%, respectively, based on the Fund's actual expenses for the fiscal year ended July 31, 1998.

Example

      A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming a hypothetical 5% annual return and redemption at the end of each time period. (Of course, actual operating expenses are paid from the Fund's assets, and are deducted from the amount of income available for distribution to shareholders; they are not charged directly to shareholder accounts.)

            1 Year      3 Years     5 Years     10 Years
            ------      -------     -------     --------
            $13         $40         $70         $153

      The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE, AND ACTUAL ANNUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For more information on the Fund's expenses, see "The Fund And Its Management" and "How To Buy Shares -- Distribution Expenses."

      Because the Fund pays a distribution fee, investors who own Fund shares for a long period of time may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout Each Period)

      The following information has been audited by PricewaterhouseCoopers LLP, independent accountants. This information should be read in conjunction with the audited financial statements and the Report of Independent Accountants thereon appearing in the Company's 1998 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting IDI at the address or telephone number on the cover of this Prospectus. The Annual Report also contains more information about the Fund's performance.


                                                                                                   Period
                                                                                                    Ended
                                                       Year Ended July 31                         July 31
                                       ---------------------------------------------------       --------
                                            1998        1997           1996           1995        1994(a)

PER SHARE DATA
Net Asset Value -
   Beginning of Period                    $14.94      $12.19         $11.77          $9.76         $10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                       0.06        0.09           0.08           0.05           0.06
Net Gains or (Losses) on
   Securities (Both Realized
   and Unrealized)                        (0.30)        4.10           0.68           2.05         (0.28)
                                       ---------------------------------------------------       --------
Total from Investment Operations          (0.24)        4.19           0.76           2.10         (0.22)

LESS DISTRIBUTIONS
Dividends from Net Investment
   Income                                   0.05        0.09           0.08           0.09           0.02
Distributions from Capital Gains            3.63        1.35           0.26           0.00           0.00
                                       ---------------------------------------------------       --------
Total Distributions                         3.68        1.44           0.34           0.09           0.02
                                       ---------------------------------------------------       --------
Net Asset Value - End of Period           $11.02      $14.94         $12.19         $11.77          $9.76
                                       ===================================================       ========
TOTAL RETURN                             (2.12%)      36.97%          6.47%         21.64%     (2.21%)(b)






RATIOS
Net Assets - End of Period
   ($000 Omitted)                        $53,497    $58,549         $46,693        $40,071        $13,474
Ratio of Expenses to Average
   Net Assets(c)                        1.26%(d)    1.25%(d)       1.09%(d)          1.00%       1.00%(e)
Ratio of Net Investment Income
   to Average Net Assets(c)                0.36%       0.75%          0.61%          0.84%       1.20%(e)
Portfolio Turnover Rate                     132%        147%           156%            73%         55%(b)


(a) From December 1, 1993, commencement of investment operations, to July 31, 1994.

(b) Based on operations for the period shown and, accordingly, are not representative of a full year.


(c) Various expenses of the Fund were voluntarily absorbed by ^ INVESCO and IMR for the years ended July 31, 1998, 1997, 1996 and 1995 and the period ended July 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.38%, 1.35%, 1.09%, 1.32% and 1.64% (annualized), respectively, and ratio of net investment income to average net assets would have been 0.24%, 0.65%, 0.61%, 0.52% and 0.56% (annualized), respectively.


(d) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(e)   Annualized

INVESTMENT OBJECTIVE AND STRATEGY

      The Fund seeks long-term capital growth. This investment objective is fundamental and may not be changed without the approval of the Fund's shareholders. Normally, the Fund seeks to achieve this objective by investing 65% or more of its assets in Small Companies -- those with market capitalizations below those of the 1,000 largest U.S. companies. As to the 65% limitation, the Fund will not invest in companies whose equity capitalizations exceed one billion dollars at the time of initial purchase. The balance of the Fund's assets may be invested in equity securities of foreign companies and companies whose capitalizations exceed that of small companies, U.S. government securities, short-term investments and nonconvertible long-term debt securities. The equity securities in which the Fund may invest include common and preferred stocks, convertible bonds and convertible preferred stocks, and other securities having equity characteristics such as warrants and rights. There is no assurance that the Fund's investment objective will be met.

      In selecting investments, Fund Management is primarily seeking to identify stocks of Small Companies which will produce an annual total return higher than the annual return of the Russell 2000 Small Stock Index ("Russell 2000") over a full market cycle. The Russell 2000 is an unmanaged index comprised of the common stocks of 2,000 U.S. companies having market capitalizations that are smaller than those of the 1,000 largest U.S. companies. Those 1,000 U.S. companies having the highest market capitalization are included in the Russell 1000 Large Cap Stock Index. Companies included in the indices are readjusted annually and are compiled by Frank Russell Company. Fund Management employs a value-oriented approach using both quantitative and traditional stock analysis to uncover the best possible values from a broad universe, typically 2,500 or more Small Companies. Among other factors, we review earnings-to-price and book value-to-price ratios, earnings estimate revision momentum, relative market strength compared to competitors, inventory/sales trends, and financial leverage. A stock's expected return is then estimated and, when combined with proprietary estimates of trading costs, a risk-controlled optimal portfolio is generated. Finally, traditional fundamental analysis is used for final review before Fund holdings are selected.

      The majority of the Fund's holdings consist of common stocks traded "over-the-counter" although the Fund may also buy stocks traded on the national and regional exchanges. The Fund also has the flexibility to invest in other U.S. and foreign securities, including debt securities. The risks of investing in debt securities are discussed below under "Investment Policies And Risks."

      The Fund's investment portfolio is actively traded. Securities may be bought and sold relatively quickly during certain market or economic conditions thus at times causing the Fund's portfolio turnover rate to exceed 100%. This may cause higher-than-normal turnover rates, resulting in greater brokerage commissions and acceleration of capital gains which are taxable when distributed to shareholders. The Statement of Additional Information includes an expanded discussion of the Fund's portfolio turnover rate, its brokerage practices and certain federal income tax matters.

      When we believe market or economic conditions are unfavorable, the Fund may assume a defensive position by temporarily investing up to 100% of its assets in high-quality money market instruments, such as short-term U.S.
government obligations, commercial paper or repurchase agreements, seeking to protect its assets until conditions stabilize.

INVESTMENT POLICIES AND RISKS


      Investors generally should expect to see the price per share and income levels of the Fund vary with movements in the stock market, changes in economic conditions and other factors. The Fund invests in many different securities and industries; this diversification may help reduce the Fund's exposure to particular investment and market risks, but cannot eliminate these risks.


      Year 2000 Computer Issue. Due to the fact that many computer systems in use today cannot recognize the Year 2000, but will, unless corrected, revert to 1900 or 1980 or cease to function at that time, the markets for securities in which the Fund invests may be detrimentally affected by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production issues for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial. The Fund's investments may be adversely affected.

      Equity Securities. The Fund invests in equity securities of Small Companies as previously defined. Fund Management seeks to reduce the risks associated with investments in equity securities through diversification and consideration of factors affecting the value of securities it considers relevant. The ability of Fund Management to select equity securities which it believes will increase in market value is the primary factor in determining whether the Fund will be able to achieve its investment objective. The companies represented in the Fund's investment portfolio (particularly those trading "over-the-counter") may be in the early stages of development; have limited product lines, markets or financial resources; and/or lack management depth. These factors may expose these companies to more intense competitive pressures, greater volatility in earnings, and relative illiquidity or erratic price movements for the companies' securities, compared to larger, more established companies or the market averages in general.

     Foreign Securities. Up to 25% of the Fund's total assets, measured at the time of purchase, may be invested directly in foreign equity and corporate debt securities. Securities of Canadian issuers and sponsored American Depository Receipts ("ADRs") are not subject to this 25% limitation. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets.

     For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves, but also by currency fluctuations. That is, when the U.S. dollar generally rises against a foreign currency, returns for a U.S. investor on foreign securities denominated in that foreign currency may decrease. By contrast, in a period when the U.S. dollar generally declines, those returns may increase.

     Other aspects of international investing to consider include:

     -less publicly available information than is generally available about U.S. issuers;

     -differences in accounting, auditing and financial reporting standards;

     -generally higher commission rates on foreign portfolio transactions and longer settlement periods;

     -smaller trading volumes and generally lower liquidity of foreign stock markets, which may cause greater price volatility; and

     -investment income on certain foreign securities may be subject to foreign withholding taxes, which may reduce dividend income or capital gains payable to shareholders.

     There is also the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability; potential restrictions on the flow of international capital; and the possibility that the Fund may experience difficulties in pursuing legal remedies and collecting judgments.

     ADRs are subject to some of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.


     Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU"). The EMU intends to establish a common European currency for EMU countries which will be known as the "euro." Each participating country presently plans to adopt the euro as its currency on January 1, 1999. The old national currencies will be sub-currencies of the euro until July 1, 2002, at which time the old currencies will disappear entirely. Other European countries may be permitted to join the EMU in the future.


     The planned introduction of the euro presents some uncertainties and possible risks, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement systems for the euro. These and other factors may cause market disruptions before or after January 1, 1999 and could adversely affect the value of securities held by the Fund.

     Illiquid and Rule 144A Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are subject to restrictions on resale and securities that are not readily marketable. Investments in illiquid securities are subject to the risk that the Fund may not be able to dispose of a security at the time desired or at a reasonable price, or may have to bear the expense and delay of registering the security in order to resell it. The Fund may also invest in restricted securities that are not registered for sale to the general public but that may be resold to institutional investors, known as "Rule 144A Securities", without regard to the foregoing 15% limitation, if a liquid trading market exists. For more information concerning illiquid and Rule 144A Securities, see "Investment Policies And Restrictions" in the Statement of Additional Information.

     Delayed Delivery or When-Issued Securities. Up to 10% of the value of the Fund's total assets may be committed to the purchase or sale of securities on a when-issued or delayed-delivery basis --that is, with settlement taking place in the future. The payment obligation and the interest rate received on the securities generally are fixed at the time the Fund enters into the commitment. Between the date of purchase and the settlement date, the market value of the securities may vary. No interest is payable to the Fund prior to settlement.

     Repurchase Agreements. The Fund may invest money, for as short a time as overnight, using repurchase agreements ("repos"). With a repo, the Fund buys a debt instrument, agreeing simultaneously to sell it back to the prior owner at an agreed-upon price and date. The Fund could incur costs or delays in seeking to sell the security if the prior owner defaults on its repurchase obligation. To reduce that risk, the securities that are the subject of the repurchase agreement will be maintained with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest). These agreements are entered into only with member banks of the Federal Reserve System, registered broker-dealers and registered U.S. government securities dealers that are deemed creditworthy under standards established by the Company's board of directors.

     Securities Lending. The Fund may seek to earn additional income by lending securities to qualified brokers, dealers, banks, or other financial institutions, on a fully collateralized basis. For further information on this policy, see "Investment Policies And Restrictions" in the Statement of Additional Information.

     Futures and Options. A futures contract is an agreement to buy or sell a specific amount of a financial instrument or commodity at a particular price on a particular date. The Fund will use futures contracts only to hedge against price changes in the value of its current or intended investments in securities. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general decrease in prices, the adverse effects of such changes may be offset, at least in part, by gains on the sale of futures contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general increase in prices, may be offset, at least in part, by gains on futures contracts purchased by the Fund. Brokerage fees are paid to trade futures contracts, and the Fund is required to maintain margin deposits.

     Put and call options on futures contracts or securities may be traded by the Fund in order to protect against declines in the value of portfolio securities or against increases in the cost of securities to be acquired. The purchaser of an option purchases the right to effect a transaction in the underlying future or security at a specified price (the "strike price") before a specified date (the "expiration date"). In exchange for the right, the purchaser pays a "premium" to the seller, which represents the price of the right to buy or to sell the underlying instrument. In exchange for the premium, the seller of the option becomes obligated to effect a transaction in the underlying future or security, at the strike price, at any time prior to the expiration date, should the buyer choose to exercise the option. A call option contract grants the purchaser the right to buy the underlying future or security, at the strike price, before the expiration date. A put option contract grants the purchaser the right to sell the underlying future or security, at the strike price, before the expiration date. Purchases of options on futures contracts may present less dollar risk in hedging the Fund's portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium plus related transaction costs. The premium paid for such a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying futures contract or security changes sufficiently, the option may expire without value to the Fund.

     Although the Fund will enter into futures contracts and options on futures contracts and securities solely for hedging or other nonspeculative purposes, their use does involve certain risks. For example, a lack of correlation between the value of an instrument underlying an option or futures contract and the assets being hedged, or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful and could result in losses. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Transactions in futures contracts and options are subject to other risks as well, which are set forth in greater detail in the Statement of Additional Information and Appendix B therein.

     Investment Restrictions. Certain restrictions, which are identified in the Statement of Additional Information, may not be altered without the approval of the Fund's shareholders. For example, with respect to 75% of its total assets, the Fund limits to 5% the portion of its total assets that may be invested in any one issuer, and to 25% the portion of its total assets that may be invested in any one industry.

     For a further discussion of risks associated with an investment in the Fund, see "Investment Policies And Restrictions" and "Investment Practices" in the Statement of Additional Information.

THE FUND AND ITS MANAGEMENT

     The Company is a no-load mutual fund, registered with the Securities and Exchange Commission as an open-end, diversified, management investment company. It was incorporated on April 2, 1993, under the laws of Maryland.

     The Company's board of directors has responsibility for overall supervision of the Fund and reviews the services provided by the adviser and sub-adviser. Under an agreement with the Company, INVESCO, 7800 E. Union Avenue, Denver, Colorado 80237, serves as the Fund's investment adviser; it is primarily responsible for providing the Fund with various administrative services. IMR is the Fund's sub-adviser and is primarily responsible for managing the Fund's investments.


     INVESCO, IMR and IDI are indirect, wholly-owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., that created one of the largest independent investment management businesses in the world. INVESCO and IMR continued to operate under their existing names. AMVESCAP PLC had approximately ^ $241 billion in assets under management as of ^ September 30, 1998. INVESCO was established in 1932 and, as of July 31, 1998, managed 14 mutual funds, consisting of 49 separate portfolios, with combined assets of approximately $19.6 billion on behalf of 884,099 shareholders.


     Bob Slotpole has been the lead portfolio manager of the Fund since 1994 and is primarily responsible for the day-to-day management of the Fund's holdings. Mr. Slotpole is also portfolio manager of INVESCO Multi-Asset Allocation Fund. Mr. Slotpole was previously employed in the proprietary options department at Lehman Brothers (1983 to 1984) and developed the program trading department at First Boston (1985 to 1992) before joining IMR as a portfolio manager (since
1993). Mr. Slotpole received an M.B.A. from Stanford University and a B.S. from the State University of New York at Buffalo.

     Fund Management permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires Fund Management's personnel to conduct their personal investment activities in a manner that Fund Management believes is not detrimental to the Fund or Fund Management's other advisory clients. See the Statement of Additional Information for more detailed information.

     The Fund pays INVESCO a monthly management fee which is based upon a percentage of the Fund's average net assets determined daily. The management fee is computed at the annual rate of 0.75% of the Fund's average net assets. For the fiscal year ended July 31, 1998, investment management fees paid by the Fund amounted to 0.75% of the Fund's average net assets.

     Out of ^ the fee, INVESCO paid to IMR as a sub-advisory fee an amount equal to 0.33% of the Fund's average net assets. No fee is paid by the Fund to IMR.


     Under a Distribution Agreement, IDI provides services relating to the distribution and sale of the Fund's shares. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail funds advised by INVESCO. Prior to September 30, 1997, INVESCO served as the Fund's distributor.

     Under a Transfer Agency Agreement, INVESCO acts as registrar, transfer agent, and dividend disbursing agent for the Fund. The Fund pays an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of INVESCO, may provide equivalent services to the Fund. In these cases, INVESCO may pay, out of the fee it receives from the Fund, an annual sub-transfer agency fee or recordkeeping fee to the third party.

     Under an Administrative Services Agreement, INVESCO handles additional administrative, recordkeeping and internal sub-accounting services for the Fund. For the fiscal year ended July 31, 1998, the Fund paid INVESCO a fee equal to 0.03% of the Fund's average net assets.

     The management and custodial services provided to the Fund by INVESCO and the Fund's custodian, and the services provided to shareholders by INVESCO and IDI, depend on the continued functioning of their computer systems. Many computer systems in use today cannot recognize the Year 2000, but will revert to 1900 or 1980 or will cease to function due to the manner in which dates were encoded and are calculated. That failure could have a negative impact on the handling of the Fund's securities trades, its share pricing and account services. The Fund and its service providers have been actively working on necessary changes to their computer systems to deal with the Year 2000 issue and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful. Furthermore, services may be impaired at that time as a result of the interaction of their systems with the noncomplying computer systems of others. INVESCO plans to test as many such interactions as practicable prior to December 31, 1999 and to develop contingency plans for reasonably anticipated failures.

     The Fund's expenses, which are accrued daily, are deducted from total income before dividends are paid. Total expenses of the Fund (prior to any expense offset arrangements) for the fiscal year ended July 31, 1998, including investment advisory fees (but excluding brokerage commissions, which are a cost of acquiring securities), amounted to 1.26% of the Fund's average net assets. Certain Fund expenses were absorbed voluntarily by INVESCO and IMR pursuant to a commitment to the Fund to ensure that the Fund's total operating expenses (after expense offset arrangements) did not exceed 1.25% of the Fund's average net assets. This commitment may be changed following consultation with the Company's board of directors.

      Fund Management places orders for the purchase and sale of portfolio securities with brokers and dealers based upon Fund Management's evaluation of such brokers' and dealers' financial responsibility coupled with their ability to effect transactions at the best available prices. As discussed under "How To Buy Shares Distribution Expenses," the Fund may market its shares through intermediary brokers or dealers that have entered into Dealer Agreements with INVESCO or IDI, as the Fund's distributor. The Fund may place orders for portfolio transactions with qualified brokers and dealers that recommend the Fund, or sell shares of the Fund, to clients, or act as agent in the purchase of Fund shares for clients, if Fund Management believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms. For further information, see "Investment Practices - Placement of Portfolio Brokerage" in the Statement of Additional Information.

FUND PRICE AND PERFORMANCE

      Determining Price. The value of your investment in the Fund will vary daily. The price per share is also known as the Net Asset Value ("NAV"). INVESCO prices the Fund every day that the New York Stock Exchange is open, as of the close of regular trading (generally, 4:00 p.m. New York time). NAV is calculated by adding together the current market value of all of the Fund's assets, including accrued interest and dividends; subtracting liabilities, including accrued expenses; and dividing that dollar amount by the total number of Fund shares outstanding.

      Performance Data. To keep shareholders and potential investors informed, we will occasionally advertise the Fund's total return for one-, five-, and ten-year periods (or since inception). Total return figures show the average annual rate of return on a $1,000 investment in the Fund, assuming reinvestment of all dividends and capital gain distributions for the periods cited. Cumulative total return shows the actual rate of return on an investment for the periods cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in the Fund's investment results, because they do not show interim variations in performance that occur over the periods cited. More information about the Fund's recent and historical performance is contained in the Company's Annual Report to Shareholders. You can get a free copy by calling or writing to IDI using the phone number or address on the back cover of this Prospectus.

      When we quote mutual fund rankings published by Lipper Analytical Services, Inc., we may compare the Fund to others in its category of Small Company Growth Funds, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare the Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials. For more information see "Fund Performance" in the Statement of Additional Information.

      Performance figures are based on historical investment results and are not intended to suggest future performance.

HOW TO BUY SHARES

      The chart on page 21 shows several convenient ways to invest in the Fund. Your new Fund shares will be priced at the NAV next determined after your order is received in proper form. There is no charge to invest, exchange, or redeem shares when you make transactions directly through INVESCO. However, if you invest in the Fund through a securities broker, you may be charged a commission or transaction fee. INVESCO may from time to time make payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Fund. For all new accounts, please send a completed application form.

      Fund Management reserves the right to increase, reduce, or waive the minimum investment requirements in its sole discretion, when it determines this action is in the best interests of the Fund. Further, Fund Management reserves the right in its sole discretion to reject any order for the purchase of Fund shares (including purchases by exchange) when, in its judgment, such rejection is in the Fund's best interests.

      Exchange Policy. You may exchange your shares in this Fund for those in another INVESCO fund on the basis of their respective net asset values at the time of the exchange. Before making any exchange, be sure to review the prospectuses of the funds involved and consider their differences.

      Please note these policies regarding exchanges of fund shares:

          1) The fund accounts must be identically registered.

          2) You may make up to four exchanges out of each fund during each calendar year.

          3) An exchange is the redemption of shares from one fund followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, your account is tax-deferred).

          4) In order to prevent abuse of this policy to the disadvantage of other shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange option of any shareholder who requests more than four exchanges in a year, or at any time the Fund determines the actions of the shareholder are detrimental to Fund performance and shareholders. The Fund will determine whether to do so based on a consideration of both the number of exchanges any particular shareholder, or group of shareholders, has requested and the time period over which those exchange requests have been made, together with the level of expense to the Fund which will result from effecting additional exchange requests. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors the means of speculation on short-term market movements.

      5) Notice of all modifications or terminations that would affect all Fund shareholders will be given at least 60 days prior to the effective date of the change in policy, except in unusual circumstances (such as when redemptions of the exchanged shares are suspended under Section 22(e) of the Investment Company Act of 1940, or when sales of the fund into which you are exchanging are temporarily suspended).

                              HOW TO BUY SHARES
================================================================================
Method                      Investment Minimum         Please Remember
--------------------------------------------------------------------------------
By Check
Mail to:                    $1,000 for regular         If your check does
INVESCO Funds               account;                   not clear, you will
Group, Inc.                 $250 for an IRA;           be responsible for
P.O. Box 173706             $50 minimum for            any related loss
Denver, CO                  each subsequent            the Fund or INVESCO
80217-3706.                 investment.                incurs. If you are
Or you may send                                        already a
your check by                                          shareholder in the
overnight courier                                      INVESCO funds, the
to: 7800 E. Union                                      Fund may seek
Ave., Denver, CO                                       reimbursement from
80237.                                                 your existing
                                                       account(s) for any
                                                       loss incurred.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
By Telephone or
Wire
Call 1-800-525-8085         $1,000.                    Payment must be
to request your                                        received within 3
purchase. Then send                                    business days, or
your check by                                          the transaction may
overnight courier                                      be canceled. If a
to our street                                          purchase is
address:                                               canceled due to
7800 E. Union Ave.,                                    nonpayment, you
Denver, CO 80237.                                      will be responsible
Or you may transmit                                    for any related
your payment by                                        loss the Fund or
bank wire (call                                        INVESCO incurs. If
INVESCO for                                            you are already a
instructions).                                         shareholder in the
                                                       INVESCO  funds,  the Fund
                                                       may  seek   reimbursement
                                                       from    your     existing
                                                       account(s)  for any  loss
                                                       incurred.
--------------------------------------------------------------------------------
With EasiVest or
Direct Payroll
Purchase
You may enroll on           $50 per month for          Like all regular
the fund                    EasiVest; $50 per          investment plans,
application, or             pay period for             neither EasiVest
call us for the             Direct Payroll             nor Direct Payroll
correct form and            Purchase. You may          Purchase ensures a
more details.               start or stop your         profit or protects
Investing the same          regular investment         against loss in a
amount on a monthly         plan at any time,          falling market.
basis allows you to         with two weeks'            Because you'll
buy more shares             notice to INVESCO.         invest continually,
when prices are low                                    regardless of
and fewer shares                                       varying price
when prices are                                        levels, consider
high.  This                                            your financial
"dollar-cost                                           ability to keep
averaging" may help                                    buying through low
offset market                                          price levels. And
fluctuations. Over                                     remember that you
a period of time,                                      will lose money if
your average cost                                      you redeem your
per share may be                                       shares when the
less than the                                          market value of all
actual average                                         your shares is less
price per share.                                       than their cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
By PAL
Your "Personal              $1,000; $250 for an        Be sure to write
Account Line" is            IRA.                       down the
available for                                          confirmation number
subsequent                                             provided by PAL.
purchases and                                          Payment must be
exchanges 24 hours                                     received within 3
a day. Simply call                                     business days, or
1-800-424-8085.                                        the transaction may
                                                       be   cancelled.    If   a
                                                       purchase is cancelled due
                                                       to  nonpayment,  you will
                                                       be  responsible  for  any
                                                       related  loss the Fund or
                                                       INVESCO  incurs.  If  you
                                                       are already a shareholder
                                                       in the INVESCO funds, the
                                                       Fund       may       seek
                                                       reimbursement  from  your
                                                       existing  account(s)  for
                                                       any loss incurred.
--------------------------------------------------------------------------------

By Exchange
Between this and            $1,000 to open a           See "Exchange
another of the              new account; $50           Policy," page 12.
INVESCO funds. Call         for written
1-800-525-8085 for          requests to
prospectuses of             purchase additional
other INVESCO               shares for an
funds. You may also         existing account.
establish an ^              (The exchange
automatic monthly           minimum is $250 for
exchange service            exchanges requested
between two INVESCO         by telephone.)
funds; call INVESCO
for further details
and the correct form.


================================================================================

      Distribution Expenses. The Fund is authorized under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of its shares to investors. The Plan applies to New Assets (new sales of shares, exchanges into the Fund and reinvestments of dividends and capital gain distributions) of the Fund made on or after June 1, 1998. Under the Plan, monthly payments may be made by the Fund to IDI to permit IDI, at its discretion, to engage in certain activities and provide certain services approved by the board of directors of the Company in connection with the distribution of the Fund's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the
Fund) to securities dealers and other financial institutions and organizations, which may include INVESCO- and IDI-affiliated companies, to obtain various distribution-related and/or administrative services for the Fund. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting electronically to the Fund's transfer agent computer-processable tapes of all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.


      In  addition,   other   permissible   activities   and  services   include
advertising, preparation, printing and distribution of sales literature, printing and distribution of prospectuses to prospective investors and such other services and promotional activities for the Fund as may from time to time be agreed upon by the Company and its board of directors, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of INVESCO, IDI or their affiliates or by third parties.


      Under the Plan, the ^ Company's payments to IDI are limited to an amount computed at an annual rate of 0.25% of the Fund's New Assets. IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of INVESCO or IDI whose primary responsibilities involve marketing shares of the INVESCO Mutual Funds, including the Fund. Payment amounts by the Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. Therefore, any obligations incurred by IDI in excess of the limitations described above will not be paid by the Fund under the Plan, and will be borne by IDI. In addition, IDI and its affiliates may from time to time make additional payments from their revenues to securities dealers, financial advisers and other financial institutions that provide distribution-related and/or administrative services for the Fund. No further payments will be made by the Fund under the Plan in the event of the Plan's termination. Payments made by the Fund may not be used to finance directly the distribution of shares of any other Fund of the Company or other mutual funds advised by INVESCO and distributed by IDI. However, payments received by IDI which are not used to finance the distribution of shares of the Fund become part of IDI's revenues and may be used by IDI for activities that promote the distribution of any of the mutual funds advised by INVESCO. Subject to review by the Company's directors, payments made by the Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate. IDI will bear any distribution-and service-related expenses in excess of the amounts which are compensated pursuant to the Plan. The Plan also authorizes any financing of distribution which may result from ^ INVESCO's or IDI's use of fees received from the Fund for services rendered by INVESCO, providing that such fees are legitimate and not excessive. For more information see "How Shares Can Be Purchased -Distribution Plan" in the Statement of Additional Information.


FUND SERVICES

      Shareholder Accounts. INVESCO will maintain a share account that reflects your current holdings. Share certificates will be issued only upon specific request. You will have greater flexibility to conduct transactions if you do not request certificates.

      Transaction Confirmations. You will receive detailed confirmations of individual purchases, exchanges, and redemptions. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions will be confirmed on your quarterly Investment Summary.

      Investment Summaries. Each calendar quarter, shareholders receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of their INVESCO funds.

      Reinvestment of Distributions. Dividends and capital gain distributions are automatically reinvested in additional Fund shares at the NAV on the ex-dividend or ex-distribution date, unless you choose to have dividends and/or other distributions automatically reinvested in another INVESCO fund or paid by check (minimum of $10.00).

      Telephone Transactions. All shareholders may exchange and redeem Fund shares by telephone, unless they expressly decline these privileges. By signing the new account Application, a Telephone Transaction Authorization Form, or otherwise using these privileges, the investor has agreed that, if the Fund has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, it will not be liable for following telephoned instructions that it believes to be genuine. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions.

      Retirement Plans and IRAs. Fund shares may be purchased for IRAs and many types of tax-deferred retirement plans. INVESCO can supply you with information and forms to establish or transfer your existing plan or account.

HOW TO SELL SHARES

      The following chart shows several convenient ways to redeem your Fund shares. Shares of the Fund may be redeemed at any time at their current NAV next determined after a request in proper form is received at the Fund's office. The NAV at the time of the redemption may be more or less than the price you paid to purchase your shares, depending primarily upon the Fund's investment performance.

      Please specify from which fund you wish to redeem shares. Shareholders have a separate account for each fund in which they invest.

      While the Fund will attempt to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by phone.

                              HOW TO SELL SHARES
================================================================================
Method                      Minimum Redemption         Please Remember
--------------------------------------------------------------------------------
By Telephone
Call us toll-free           $250 (or, if less,         These telephone
at 1-800-525-8085.          full liquidation of        redemption
                            the account) for a         privileges may be
                            redemption check;          modified or
                            $1,000 for a wire          terminated in the
                            to bank of record.         future at INVESCO's
                            The maximum amount         discretion.
                            which may be
                            redeemed by
                            telephone is
                            generally $25,000.
--------------------------------------------------------------------------------
In Writing

Mail your request           Any amount. The            If the shares to be
to INVESCO Funds            redemption request         redeemed are
Group, Inc., P.O.           must be signed by          represented by
Box 173706                  all registered ^           stock certificates,
Denver, CO                  account owners.            the certificates
80217-3706. You may         Payment will be            must be sent to
also send your              mailed to your             INVESCO.
request by                  address of record,
overnight courier           or to a
to 7800 E. Union            pre-designated
Ave., Denver, CO            bank.
80237.

--------------------------------------------------------------------------------
By Exchange
Between this and            $1,000 to open a           See "Exchange
another of the              new account; $50           Policy," page 12.
INVESCO funds. Call         for written
1-800-525-8085 for          requests to
prospectuses of             purchase additional
other INVESCO               shares for an
funds. You may also         existing account.
establish an                (The exchange
automatic monthly           minimum is $250 for
exchange service            exchanges requested
between two INVESCO         by telephone.)
funds; call INVESCO
for further details
and the correct
form.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Periodic Withdrawal
Plan
You may call us to          $100 per payment on        You must have at
request the                 a monthly or               least $10,000 total
appropriate form            quarterly basis.           invested with the
and more                    The redemption             INVESCO funds, with
information at              check may be made          at least $5,000 of
1-800-525-8085.             payable to any             that total invested
                            party you                  in the fund from
                            designate.                 which withdrawals
                                                       will be made.
--------------------------------------------------------------------------------
Payment To Third
Party
Mail your request           Any amount.                All registered
to INVESCO Funds                                       account owners must
Group, Inc., P.O.                                      sign the request,
Box 173706                                             with a signature
Denver, CO                                             guarantee from an
80217-3706.                                            eligible guarantor
                                                       financial    institution,
                                                       such as a commercial bank
                                                       or a recognized  national
                                                       or  regional   securities
                                                       firm.
================================================================================

      Payments of redemption proceeds will be mailed within seven days following receipt of the redemption request in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the New York Stock Exchange, or during an emergency as defined by the Securities and Exchange Commission. If your shares were purchased by a check which has not yet cleared, payment will be made promptly upon clearance of the purchase check (which will take up to 15 days).

      If you participate in EasiVest, the Fund's automatic monthly investment program, and redeem all of the shares in your account, we will terminate any further EasiVest purchases unless you instruct us otherwise.

      Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Fund reserves the right to involuntarily redeem all shares in such account, in which case the account would be involuntarily liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS


      Taxes. The Fund intends to distribute to shareholders all of its net investment income, net capital gains and net gains from foreign currency transactions, if any. Distribution of substantially all net investment income to shareholders allows the Fund to maintain its tax status as a regulated investment company. The Fund does not expect to pay any federal income or excise taxes because of its distribution policy and tax status as a regulated investment company.

      Shareholders must include all dividends and other distributions as taxable income for federal, state and local income tax purposes, unless ^ their accounts are exempt from income taxes. Dividends and other distributions are taxable whether they are received in cash or automatically reinvested in shares of the Fund or another fund in the INVESCO group.

      Net realized capital gains of the Fund are classified as short-term and long-term gains depending upon how long the Fund held the security that gave rise to the gains. Short-term capital gains are included in income from dividends and interest as ordinary income and are taxed at the taxpayer's marginal tax rate. ^ During 1997, the Taxpayer Relief Act established a new maximum capital gains tax rate of 20%. Depending on the holding period of the asset giving rise to the gain, a capital gain was taxable at a maximum rate of ^ either 20% or 28%. Beginning January 1, 1998, ^ all long-term gains realized ^ on the sale of securities held ^ more than 12 months will be taxable at a maximum rate of 20%. ^ In addition, legislation signed in October of 1998 provides that all capital gain distributions from a mutual fund paid to shareholders during 1998 will be taxed at a maximum rate of 20%. Accordingly, capital gain distributions paid in 1998 will be taxable at a maximum rate of 20%. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax adviser as to the effect of distributions by the Fund.


      Shareholders may realize capital gains or losses when they sell their Fund shares at more or less than the price originally paid. Capital gains on shares held for more than one year will be long-term capital gains, in which event they will be subject to federal income tax at the rates indicated above.

      The Fund may be subject to withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld may be treated as an expense of the Fund.

      Individuals and certain other non-corporate shareholders may be subject to backup withholding of 31% on dividends, capital gains and other distributions and redemption proceeds. You can avoid backup withholding on your account by ensuring that we have a correct, certified tax identification number, unless you are subject to backup withholding for other reasons.

      We encourage you to consult a tax adviser with respect to these matters. For further information, see "Dividends, Other Distributions And Taxes" in the Statement of Additional Information.

      Dividends and Other Distributions. The Fund earns ordinary or net investment income in the form of interest and dividends on investments. Dividends paid by the Fund will be based solely on the net investment income earned by it. The Fund's policy is to distribute substantially all of this income, less expenses, to shareholders on an annual or semiannual basis, at the discretion of the Company's board of directors. Dividends are automatically reinvested in additional shares of the Fund at the net asset value on the payable date unless otherwise requested.

      In addition, the Fund realizes capital gains and losses when it sells securities or derivatives for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, together with gains realized on certain foreign currency transactions, if any, are distributed to shareholders at least annually, usually in December. Capital gain distributions are automatically reinvested in additional shares of the Fund at the net asset value on the payable date unless otherwise requested.

      Dividends and other distributions are paid to shareholders who hold shares on the record date of the distribution, regardless of how long the shares have been held by the shareholder. The Fund's share price will then drop by the amount of the distribution on the ex-dividend or ex-distribution date. If a shareholder purchases shares immediately prior to the distribution, the shareholder will, in effect, have "bought" the distribution by paying full purchase price, a portion of which is then returned in the form of a taxable distribution.

ADDITIONAL INFORMATION

      Voting Rights. All shares of the Company have equal voting rights based on one vote for each share owned and a corresponding fractional vote for each fractional share owned. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Fund or as may be required by applicable law or the Company's Articles of Incorporation, the board of directors will call special meetings of shareholders. Directors may be removed by action of the holders of a majority of the outstanding shares of the Fund. The Fund will assist shareholders in communicating with other shareholders as required by the Investment Company Act of 1940.

      Master/Feeder Option. As a matter of fundamental policy, the Company may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having substantially the same fundamental investment objective, policies and limitations. It is expected that any such investment company would be managed by INVESCO in substantially the same manner as the Fund. If permitted by applicable law, any such investment may be made in the sole discretion of the Company's board of directors without a vote of the Fund's shareholders. However, shareholders will be given at least 30 days prior notice of any such investment. Such an investment would be made only if the board of directors determines it to be in the best interests of the Fund and its shareholders based on potential cost savings, operational efficiencies or other factors. No assurance can be given that costs would be materially reduced if this option were implemented.

                                                INVESCO DIVERSIFIED FUNDS, INC.

                                                INVESCO Small Company Value Fund
                                                A no-load mutual fund seeking
                                                long-term capital growth from
                                                small-capitalization stocks.

                                                PROSPECTUS
                                                December 1, 1998

INVESCO FUNDS

INVESCO Distributors, Inc.(sm)
Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of
our convenient Investor Centers:

Cherry Creek
155-B Fillmore Street;
Denver Tech Center
7800 East Union Avenue
Lobby Level

In addition,  all documents
filed by the Company with the
Securities & Exchange
Commission can be located
on a Web site maintained
by the Commission at
http://www.sec.gov.

STATEMENT OF ADDITIONAL INFORMATION
December 1, 1998

                        INVESCO DIVERSIFIED FUNDS, INC.

                       INVESCO Small Company Value Fund

Address:                                  Mailing Address:

7800 E. Union Avenue                      Post Office Box 173706
Denver, Colorado  80237                   Denver, Colorado  80217-3706

                                  Telephone:
                      In continental U.S., 1-800-525-8085

--------------------------------------------------------------------------------

      INVESCO Diversified Funds, Inc. (the "Company") is a no-load, open-end, diversified, management investment company currently consisting of one portfolio of investments, the INVESCO Small Company Value Fund (the "Fund"). Additional funds may be added in the future.

      The Fund seeks long-term capital growth. The Fund seeks to achieve its investment objective through the investment of at least 65% of its net assets in equity securities of U.S. companies with market capitalizations that are below those of the 1,000 U.S. companies having the largest market capitalizations ("small companies").

      A Prospectus for the Fund dated December 1, 1998 which provides the basic information you should know before investing in the Fund, may be obtained without charge from INVESCO Distributors, Inc., Post Office Box 173706, Denver, Colorado 80217-3706. This Statement of Additional Information is not a prospectus, but contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus.

Investment Adviser:  INVESCO FUNDS GROUP, INC.
Distributor: INVESCO DISTRIBUTORS, INC.

                               TABLE OF CONTENTS

                                                                          Page



INVESTMENT POLICIES AND RESTRICTIONS                                         3


THE FUND AND ITS MANAGEMENT                                               ^ 16


HOW SHARES CAN BE PURCHASED                                                 31

HOW SHARES ARE VALUED                                                       35

FUND PERFORMANCE                                                            36

SERVICES PROVIDED BY THE FUND                                               39

TAX-DEFERRED RETIREMENT PLANS                                               40

HOW TO REDEEM SHARES                                                        40

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES                                    41

INVESTMENT PRACTICES                                                        44

ADDITIONAL INFORMATION                                                      47

APPENDIX A                                                                  51

APPENDIX B                                                                  53

INVESTMENT POLICIES AND RESTRICTIONS

      As discussed in the Fund's Prospectus in the sections entitled "Investment Objective And Strategy" and "Investment Policies And Risks," the Fund may invest in a variety of securities and employ a broad range of investment techniques in seeking to achieve its investment objective. Such securities and techniques include the following:

      Equity Securities. As described in the Prospectus, equity securities which may be purchased by the Fund consist of common, preferred and convertible preferred stocks, and securities having equity characteristics such as rights, warrants and convertible debt securities. Common stocks and preferred stocks represent equity ownership interests in a corporation and participate in the corporation's earnings through dividends which may be declared by the corporation. Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating" which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The rights of common and preferred stocks are generally subordinate to rights associated with a corporation's debt securities. Rights and warrants are securities which entitle the holder to purchase the securities of a company (generally, its common stock) at a specified price during a specified time period. Because of this feature, the values of rights and warrants are affected by factors similar to those which determine the prices of common stocks and exhibit similar behavior (although often more volatile behavior). Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.

      Convertible securities which may be purchased by the Fund include convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible security or the dividend preference of a preferred stock.

      Convertible securities have an "investment value" which is the theoretical value determined by the yield they provide in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. They also have a "conversion value", which is their worth in market value if the securities were exchanged for their underlying equity securities. Conversion value fluctuates directly with the price of the underlying security. If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security's price, when price is influenced primarily by its conversion value, generally will yield less than a senior non-convertible security of comparable investment value. Convertible securities may be purchased at varying price levels above their investment values or conversion values. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

      Debt Securities. Although the Fund historically has not done so, the Fund may invest in debt securities when Fund Management believes that there is a potential for capital appreciation. The Fund's investments in debt securities generally are subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of the debt securities generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of outstanding debt securities, whereas a decline in interest rates will tend to increase their values. Although Fund Management would limit the Fund's investments in debt securities to securities it believes are not highly speculative, both kinds of risk are increased by investing in debt securities rated BBB or lower by Standard & Poor's, a division of The McGraw-Hill Company, Inc. ("S&P"), Baa or lower by Moody's Investors Service, Inc. ("Moody's") or, if unrated, securities determined by Fund Management to be of equivalent quality.

     Investments in debt securities include U.S. government and corporate debt securities. Investments in U.S. government securities may consist of securities issued or guaranteed by the U.S. government or any agency or instrumentality of the U.S. government. In some cases, these securities are direct obligations of the U.S. government, such as U.S. Treasury bills, notes and bonds. In other cases, these securities are obligations guaranteed by the U.S. government, consisting of Government National Mortgage Association obligations, or obligations of U.S. government authorities, agencies or instrumentalities, including the Federal National Mortgage Association ("Fannie Mae"), Federal Home

Loan Banks, Federal Financing Bank and Federal Farm Credit Bank, which are supported only by the assets of the issuer. The Fund may invest in both investment grade and lower-rated corporate debt securities. However, the Fund will not invest more than 15% of its total assets (measured at the time of purchase) in corporate debt securities that are rated below BBB by S&P or Baa Moody's or, if unrated, are judged by Fund Management to be equivalent in quality to debt securities having such ratings. In no event will the Fund invest in a debt security rated below BB by S&P or Ba by Moody's. The risks of investing in debt securities are discussed under "Risk Factors." For a description of each corporate bond rating category, please refer to Appendix A to the Statement of Additional Information.

      The short-term investments of the Fund may consist of U.S. government and agency securities, domestic bank certificates of deposit and bankers' acceptances, and commercial paper rated A-1 by S&P or P-1 by Moody's, as well as repurchase agreements with banks and registered broker-dealers and registered government securities dealers with respect to the foregoing securities. The Fund's assets invested in U.S. government securities and short-term investments will be used to meet current cash requirements, such as to satisfy requests to redeem shares of the Fund and to preserve investment flexibility. A commercial paper rating of A-1 by S&P or P-1 by Moody's is the highest rating category assigned by such rating organizations and indicates that the issuer has a very strong capacity to make timely payments of principal and interest on its commercial paper obligations. All bank certificates of deposit and bankers' acceptances at the time of purchase by the Fund must be issued by domestic banks
(i) which are members of the Federal Reserve System having total assets in excess of $5 billion, (ii) have received at least a B ranking from Thomson Bank Watch Credit Rating Service or International Bank Credit Analysis, and (iii) either directly or through parent holding companies have securities outstanding which have been rated Aaa, Aa or P-1 by Moody's or AAA, AA or A-1 by S&P.


      Foreign Securities.^ As discussed in the Fund's Prospectus, the Fund may invest up to 25% of its total assets, measured at the time of purchase, in foreign securities. Securities of Canadian issuers and securities purchased by means of sponsored American Depository Receipts ("ADRs") are not subject to this 25% limitation. There is generally less publicly available information, reports and ratings about foreign companies and other foreign issuers than that which is available about companies and issuers in the United States. Foreign issuers are also generally subject to fewer uniform accounting and auditing and financial reporting standards, practices, and requirements as compared to those applicable to United States issuers.

      The Fund's investment adviser or sub-adviser will normally purchase foreign securities in over-the-counter markets or on exchanges located in the countries in which the respective principal offices of the issuers of the various equity securities are located, as such markets or exchanges are generally the best available markets for foreign securities. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.


      With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, the ^ economies of individual countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position.


      The dividends and interest payable on certain of the Fund's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.


     Illiquid and 144A Securities.^ As discussed in the section of the Fund's Prospectus entitled "Investment Policies And Risks," the Fund may invest in securities that are illiquid because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, they are not readily marketable. However, the Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Investments in illiquid securities involve certain risks to the extent that the Fund may be unable to dispose of such securities at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with effecting registration.

      The Fund also may invest in restricted securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") (hereinafter referred to as "Rule 144A Securities").

      In recent years, a large institutional market has developed for Rule 144A Securities. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for Rule 144A Securities may provide both readily ascertainable values for Rule 144A Securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by the Fund, however, could adversely affect the marketability of such security, and the Fund might be unable to dispose of such security promptly or at reasonable prices.


      When-Issued and Delayed Delivery Securities.^ As discussed in the section of the Fund's Prospectus entitled "Investment Policies And Risks," the Fund may purchase and sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities (normally, equity obligations of issuers eligible for investment by the Fund) are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield. However, the yield on a comparable security available when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. When the Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions generally may be expected to settle within one month from the date the transactions are entered into, but in no event later than 90 days after the transaction date. No payment or delivery is made by the Fund until it receives delivery or payment from the other party to the transaction. However, when the Fund purchases a security on a when-issued or delayed delivery basis, it assumes the risk that the market price of the security may fluctuate between the date of purchase and the date of delivery.

      To the extent that the Fund remains substantially fully invested at the same time that it has purchased when-issued securities, as it would normally expect to do, there may be greater fluctuations in its net assets than if the Fund set aside cash to satisfy its purchase commitments.

      When the Fund purchases securities on a when-issued basis, it will maintain in a segregated account cash or liquid securities having an aggregate value equal to the amount of such purchase commitments, until payment is made. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Fund's purchase commitments.


      Repurchase Agreements. As discussed in the section of the Fund's Prospectus entitled "Investment Policies And Risks," the Fund may invest in repurchase agreements with respect to debt instruments eligible for investment by the Fund with member banks of the Federal Reserve System, registered broker-dealers and registered U.S. government securities dealers, ^ that are believed to be creditworthy under standards established by the Company's board of directors. A repurchase agreement is an agreement under which the Fund acquires a debt instrument (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by the Fund's custodian bank until the repurchase agreement is completed. In addition, the Company's board of directors monitors the Fund's repurchase agreement transactions and has established guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. The Fund will not enter into repurchase agreements maturing in more than seven days if as a result more than 15% of its net assets would be invested in such repurchase agreements and other illiquid securities.

      The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent, the Fund may experience costs and delays in realizing on the collateral. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.


      Securities Lending. As ^ discussed in the section of the Fund's Prospectus entitled "Investment Policies And Risks," the Fund may lend its portfolio securities to qualified brokers, dealers, banks and other financial institutions, provided that such loans are callable at any time by the Fund and are at all times secured by collateral consisting of cash, letters of credit or securities issued or guaranteed by the United States government or its agencies, or any combination thereof, equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to have the benefits (and risks) of ownership of the loaned securities, while at the same time receiving income from the borrower of the securities. Loans will be made only to firms deemed by the adviser or sub-adviser (under procedures established by the Company's board of directors) to be creditworthy and when the amount of interest to be received justifies the inherent risks. A loan may be terminated by the borrower on one business day's notice, or by the Fund at any time. If at any time the borrower fails to maintain the required amount of collateral (at least 100% of the market value of the borrowed securities, plus accrued interest and dividends), the Fund will require the deposit of additional collateral not later than the business day following the day on which a collateral deficiency occurs or the collateral appears inadequate. If the deficiency is not remedied by the end of that period, the Fund will use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss during the loan period would inure to the Fund.

      Futures and Options on Futures. As ^ discussed in the Fund's Prospectus, the Fund may enter into futures contracts, and purchase and sell ("write") options to buy or sell futures contracts. The Fund will comply with and adhere to all limitations in the manner and extent to which it effects transactions in futures and options on such futures currently imposed by the rules and policy guidelines of the Commodity Futures Trading Commission as conditions for exemption of a mutual fund, or investment advisers thereto, from registration as a commodity pool operator. The Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its assets after taking into account unrealized profits and losses on options it has entered into. In the case of an option that is "in-the-money," as defined in the Commodity Exchange Act (the "CEA"), the in-the-money amount may be excluded in computing such 5%. (In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put.) The Fund may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes within the meaning and intent of the applicable provisions of the CEA.

      Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Instead, the Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills) currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, because losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Fund may be required to make additional payments during the term of the contracts to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Fund, there was a general increase in interest rates, thereby making the Fund's portfolio securities less valuable. In all instances involving the purchase of financial futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. For a more complete discussion of the risks involved in futures and options on futures and other securities, refer to Appendix A ("Description of Futures, Options and Forward Contracts").

      Where futures are purchased to hedge against a possible increase in the price of a security before the Fund is able in an orderly fashion to invest in the security, it is possible that the market may decline instead. If the Fund, as a result, concluded not to make the planned investment at that time because of concern as to possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the futures contracts and the portion of the portfolio being hedged, the price of futures may not correlate perfectly with movements in the prices due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between underlying instruments and the value of the futures contract. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the underlying instrument and movements in the prices of futures contracts, the value of futures contracts as a hedging device may be reduced.

      In addition, if the Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

      Options on Futures Contracts. The Fund may buy and write options on futures contracts for hedging purposes; options are also included in the types of instruments sometimes known as derivatives. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option which the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

      The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

      The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be reflected fully in the value of the options bought.


      Investment Restrictions. As ^ discussed in the section of the Fund's Prospectus entitled "Investment Policies And Risks," the Fund operates under certain investment restrictions. For purposes of the Fund's investment restrictions and its investment policies, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from the Fund.


      The following restrictions are fundamental and may not be changed with respect to the Fund without the prior approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended, (the "1940 Act"). Under these restrictions, the Fund may not:

     (1) With respect to seventy-five percent (75%) of the value of its total assets, purchase the securities of any one issuer (except cash items and "Government securities" as defined under the 1940 Act, as amended (the "1940 Act")), if the purchase would cause the

          Fund to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer;

     (2) Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) and may enter into reverse repurchase agreements in an aggregate amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This restriction shall not prohibit deposits of assets to margin or guarantee positions in futures, options, swaps, or forward contracts, or the segregation of assets in connection with such contracts.

     (3) Invest more than 25% of the value of its assets in any particular industry (other than Government securities).

     (4) Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

     (5) Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Fund from purchasing or selling options, futures, and forward contracts or from investing in securities or other instruments backed by physical commodities).

     (6) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements.)

     (7) Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

      In applying the industry concentration investment restriction (no. 3 above), the Fund uses an industry classification system based on a modified S&P industry code classification schema which uses various sources to classify securities.

      As a fundamental policy in addition to the above, the Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

      Additional investment restrictions adopted by the Company on behalf of the Fund and which may be changed by the directors, at their discretion, without shareholder approval, include the following:

     (1) The Fund's investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund in units or attached to securities shall be deemed to be without value.

     (2) The Fund will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the Fund and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Fund, or (ii) enter into any futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions of the Fund would exceed the market value of the total assets of the Fund.

     (3) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and forward futures contracts are not deemed to constitute selling securities short.

     (4) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin.

     (5) The Fund does not currently intend to (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger. If the Fund invests in a money market fund, the Fund's investment adviser will reduce its advisory fee by the amount of any investment advisory and administrative services fees paid to the investment manager of the money market fund.

     (6) The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

     (7) The Fund does not currently intend to invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Fund may own debt or equity securities of companies engaged in those businesses.

     (8) The Fund does not currently intend to purchase any illiquid securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or for which there is no readily available market. The board of directors, or the Fund's investment adviser acting pursuant to authority delegated by the board of directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and that such securities are not subject to the foregoing limitation.

     (9) The Fund may not invest in companies for the purpose of exercising control or management.

      With respect to investment restriction (8) above, the board of directors has delegated to the Fund's investment adviser the authority to determine whether a liquid market exists for securities eligible for resale pursuant to

Rule 144A under the 1933 Act, or any successor to such rule, and whether or not such securities are subject to the non-fundamental restriction (8) above. Under guidelines established by the board of directors, the adviser will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security, (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

THE FUND AND ITS MANAGEMENT

     The Company. The Company was incorporated on April 2, 1993, under the laws of Maryland.


     The Investment Adviser. INVESCO Funds Group, Inc., a Delaware corporation ("INVESCO"), is employed as the Company's investment adviser. INVESCO was established in 1932 and also serves as an investment adviser to INVESCO ^ Bond Funds, Inc. (formerly, INVESCO ^ Income Funds, Inc.), INVESCO ^ Combination Stock & Bond Funds, Inc. (formerly, INVESCO ^ Flexible Funds, Inc.), INVESCO ^ Emerging Opportunity Funds, Inc., INVESCO Growth Funds, Inc. (formerly, INVESCO Growth Fund, Inc.), INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO ^ Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc.), INVESCO Tax-Free Income Funds, Inc., INVESCO Value Trust, and INVESCO Variable Investment Funds, Inc.


     The Investment Sub-Adviser. INVESCO, as investment adviser, has contracted with INVESCO Management & Research, Inc. ("IMR") to provide investment advisory and research services to the Fund. IMR has the primary responsibility for providing portfolio investment management services to the Fund. IMR is a wholly-owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), which is also the parent company of INVESCO.


     The Distributor. ^ INVESCO Distributors, Inc. ("IDI") is the Fund's distributor. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail mutual funds advised by INVESCO. Prior to September 30, 1997, INVESCO served as the Fund's distributor.

     INVESCO, IMR and IDI are indirect wholly-owned subsidiaries of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group, Inc. that created one of the largest investment management businesses in the world with approximately ^ $241 billion in assets under management as of ^ September 30, 1998. INVESCO was established in 1932 and as of July 31, 1998, managed 14 mutual funds, consisting of 49 separate portfolios, on behalf of 884,099 shareholders.


     AMVESCAP PLC's other North American subsidiaries include the following:


     --INVESCO Retirement and Benefit Services, Inc. ("IRBS") of Alanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to sponsors, institutional plan providers and foreign governments.

     --INVESCO Retirement Plan Services ("IRPS") of Atlanta, Georgia, a dvision of IRBS, provides recordkeeping and investment selection services to defined contribution plan sponsors of plans with between $2 million and $200 million in assets. Additionally, IRPS provides investment consulting services to institutions seeking to provide INVESCO products and services in their retirement plan products and services.

     --Institutional Trust Company ^ doing business as INVESCO Trust Company ("ITC") of Denver, Colorado, a division of IRBS, provides retirement account custodian and/or trust services for individual retirement accounts ("IRAs") and other retirement plan accounts. This includes services such as recordkeeping, tax reporting and compliance. ITC acts as trustee or custodian to these plans. ITC accepts contributions and provides, through INVESCO, complete transfer agency functions: correspondence, subaccounting, telephone communications and processing of distributions.

     --INVESCO   Capital   Management,   Inc.   of  Atlanta,   Georgia   manages
institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. INVESCO Capital Management, Inc. is the sole shareholder of INVESCO Services, Inc., a registered broker-dealer whose primary business is the distribution of shares of one registered investment ^ company.


     --INVESCO Management & Research, Inc. of Boston, Massachusetts primarily manages pension and endowment accounts.

     --PRIMCO Capital Management, Inc. of Louisville, Kentucky specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.

     --INVESCO Realty Advisors, Inc. of Dallas, Texas is responsible for providing advisory services in the U.S. real estate markets for pension plans and public pension funds, as well as endowment and foundation accounts.

     --INVESCO (NY), Inc., New York, is an investment adviser for separately managed accounts, such as corporate and municipal pension plans, Taft-Hartley Plans, insurance companies, charitable institutions and private individuals. INVESCO NY also offers the opportunity for its clients to invest both directly and indirectly through partnerships in primarily private investments or privately negotiated transactions. INVESCO NY further serves as investment adviser to several closed-end investment companies, and as subadviser with respect to certain commingled employee benefit trusts. INVESCO NY specializes in the fundamental research investment approach, with the help of quantitative tools.

     --A I M Advisors, Inc. of Houston, Texas provides investment advisory and administrative services for retail and institutional mutual funds.


     --A I M Capital Management, Inc. of Houston, Texas provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-adviser to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of ^ insurance companies that issue variable annuity and/or variable life contracts.


     --A I M Distributors, Inc. and Fund Management Company of Houston, Texas are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

     The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M4YR, England.

     As indicated in the Fund's Prospectus, INVESCO and IMR permit investment and other personnel to purchase and sell securities for their own accounts in accordance with a compliance policy governing personal investing by directors, officers and employees of INVESCO, IMR and their North American affiliates. The policy requires officers, inside directors, investment and other personnel of INVESCO, IMR and their North American affiliates to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Fund.

     In addition to the pre-clearance requirement described above, the policy subjects officers, inside directors, investment and other personnel of INVESCO, IMR and their North American affiliates to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The provisions of this poicy are administered by and subject to exceptions authorized by INVESCO.

     Investment Advisory Agreement. INVESCO serves as investment adviser to the Fund pursuant to an investment advisory agreement dated February 28, 1997 (the "Agreement") with the Company which was approved by the board of directors on November 6, 1996, by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company or INVESCO at a meeting called for such purpose. The Agreement was approved by the Fund's shareholders on January 31, 1997, for an initial term expiring February 28, 1999. On May 13, 1998, this period was extended by the Company's board of directors to May 15, 1999. Thereafter, the Agreement may be continued from year to year as long as each such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by either party or the Fund upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

     The Agreement provides that INVESCO shall manage the investment portfolio of the Fund in conformity with the Fund's investment policies (either directly or by delegation to a sub-adviser which may be affiliated with INVESCO). Further, INVESCO shall perform all administrative, internal accounting (including computation of net asset value), clerical, statistical, secretarial and all other services necessary or incidental to the administration of the affairs of the Fund excluding, however, those services which are the subject of separate agreement between the Company and INVESCO or any affiliate thereof, including the distribution and sale of Fund shares and provision of transfer agency, dividend disbursing agency, and registrar services, and services furnished under an Administrative Services Agreement with INVESCO discussed below. Services provided under the Agreement include, but are not limited to: supplying the Company with officers, clerical staff and other employees, if any, who are necessary in connection with the Fund's operation; furnishing office space, facilities, equipment, and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts; conducting periodic compliance reviews of the Fund's operations; preparation and review of required documents, reports and filings by INVESCO's in-house legal and accounting staff (including the prospectus, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Fund), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining certain of the books and records required to be prepared and maintained by the Fund under the 1940 Act. Expenses not assumed by INVESCO are borne by the Fund.

      As full compensation for its advisory services provided to the Company, INVESCO receives a monthly fee. The fee is calculated daily at an annual rate of 0.75% of the Fund's average net assets. For the fiscal years ended July 31, 1998, 1997 and 1996, the Fund incurred advisory fees in the amount of $494,071, $375,830 and $409,030, respectively, prior to the voluntary absorption of certain Fund expenses by INVESCO and IMR.

      Sub-Advisory Agreement. IMR serves as sub-adviser to the Fund pursuant to a sub-advisory agreement dated February 28, 1997 (the "Sub-Agreement") with INVESCO which was approved by the board of directors on November 6, 1996 by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company, INVESCO, or IMR at a meeting called for such purpose. Shareholders of the Fund approved the Sub-Advisory Agreement on January 31, 1997, for an initial term expiring February 28, 1999. On May 13, 1998, this period was extended by the Company's board of directors to May 15, 1999. Thereafter, the Sub-Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. Any such continuance also must be approved by a majority of the directors who are not parties to the Sub-Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Sub-Agreement may be terminated at any time without penalty by either party or the Company upon sixty (60) days' written notice, and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

     The Sub-Agreement provides that IMR, subject to the supervision of INVESCO, shall manage the investment portfolio of the Fund in conformity with the investment policies. These management services include: (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Fund, consistent with (i) the Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the 1940 Act and in any prospectus and/or statement of additional information of the Company, as from time to time amended and in use under the Securities Act of 1933 (the "1933 Act"), as amended, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for the Fund, unless otherwise directed by the directors of the Company or INVESCO, and executing transactions accordingly; (d) providing the Fund the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Sub-Adviser; (e) determining what portion of the Fund should be invested in the various types of securities authorized for purchase by the Fund; and (f) making recommendations as to the manner in which voting rights, rights to consent to Company action and any other rights pertaining to the portfolio securities of the Fund shall be exercised.

      The Sub-Agreement provides that as compensation for its services, IMR shall receive from INVESCO, at the end of each month, a fee based on the average daily value of the Fund's net assets at the following annual rates: prior to January 1, 1998, 0.375% of the Fund's average net assets; and effective January 1, 1998, 0.30% of the Fund's average net assets. The Sub-Advisory fee is paid by INVESCO, NOT the Fund.

      Administrative Services Agreement. INVESCO, either directly or through affiliated companies, also provides certain administrative, sub-accounting, and recordkeeping services to the Fund pursuant to an Administrative Services
Agreement dated February 28, 1997 (the "Administrative Agreement"). The Administrative Agreement was approved by the board of directors on November 6, 1996, by a vote cast in person by all of the directors of the Company, including all of the directors who are not "interested persons" of the Company or INVESCO at a meeting called for such purpose. The Administrative Agreement is for an initial term expiring February 28, 1998, and has been continued by action of the board of directors until May 15, 1999. The Administrative Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Company, including a majority of the directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Administrative Agreement may be terminated at any time without penalty by INVESCO on sixty (60) days' written notice, or by the Company upon thirty (30) days' written notice, and terminates automatically in the event of an assignment unless the Company's board of directors approves such assignment.

      The Administrative Agreement provides that INVESCO shall provide the following services to the Fund: (a) such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Fund; and (b) such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of INVESCO, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

      As full compensation for services provided under the Administrative Agreement, the Fund pays a monthly fee to INVESCO consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of the Fund. During the fiscal years ended July 31, 1998, 1997 and 1996, the Fund paid INVESCO administrative services fees (prior to the voluntary absorption of certain Fund expenses by INVESCO and IMR) in the amount of $19,881, $17,517 and $18,180, respectively.

      Transfer Agency Agreement. INVESCO also performs transfer agent, dividend disbursing agent, and registrar services for the Fund pursuant to a Transfer Agency Agreement dated February 28, 1997, which was approved by the board of directors of the Company, including a majority of the Company's directors who are not parties to the Transfer Agency Agreement or "interested persons" of any such party, on November 6, 1996, for an initial term expiring February 28, 1998, which has been extended by action of the board of directors until May 15, 1999. Thereafter, the Transfer Agency Agreement may be continued from year to year as long as such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority of the outstanding shares of the Fund. Any such continuance must also be approved by a majority of the Company's directors who are not parties to the Transfer Agency Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Transfer Agency Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of an assignment.

      The Transfer Agency Agreement provides that the Fund will pay to INVESCO an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account. This fee is paid monthly at a rate of 1/12 of the annual fee and is based upon the number of shareholder accounts and omnibus account participants in existence at any time during each month. For the fiscal years ended July 31, 1998, 1997 and 1996, the Fund paid INVESCO transfer agency fees (prior to the voluntary absorption of certain Fund expenses by INVESCO and IMR) in the amount of $208,312, $131,681 and $47,778, respectively.

      Officers and Directors of the Company. The overall direction and supervision of the Company is the responsibility of the board of directors, which has the primary duty of seeing that the general investment policies and programs of the Fund are carried out and that the Fund is properly administered. The officers of the Company, all of whom are officers and employees of, and are paid by, INVESCO, are responsible for the day-to-day administration of the Company and the Fund. The investment adviser for the Fund has the primary responsibility for making investment decisions on behalf of the Fund. These investment decisions are reviewed by the investment committee of INVESCO.


      All of the officers and directors of the Company hold comparable positions with INVESCO ^ Bonds Funds, Inc. (formerly, INVESCO ^ Flexible Funds, Inc.), INVESCO ^ Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc.), INVESCO Emerging Opportunity Funds, Inc., INVESCO ^ Growth Funds, Inc. (formerly, ^ INVESCO Growth Fund, ^ Inc.), INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO ^ Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc.), INVESCO Tax-Free Income Funds, Inc., and INVESCO Variable Investment Funds, Inc. All of the directors and officers of the Company also serve as trustees of ^ INVESCO Value Trust and INVESCO Treasurer's Series Trust. Set forth below is information with respect to each of the Company's officers and directors. Unless otherwise indicated, the address of the directors and officers is Post Office Box 173706, Denver, Colorado 80217-3706. Their affiliations represent their principal occupations during the past five years.


     CHARLES W. BRADY,*+ Chairman of the Board. Chief Executive Officer and Director of AMVESCAP PLC, London, England, and of various subsidiaries thereof. Chairman of the Board of INVESCO Global Health Sciences Fund. Address: 1315 Peachtree Street, NE, Atlanta, Georgia. Born: May 11, 1935.

     FRED A. DEERING,+# Vice Chairman of the Board. Trustee of INVESCO Global Health Sciences Fund. Formerly, Chairman of the Executive Committee and Chairman of the Board of Security Life of Denver Insurance Company, Denver, Colorado; Director of ING America Life Insurance Company. Address: Security Life Center, 1290 Broadway, Denver, Colorado. Born: January 12, 1928.

     VICTOR L. ANDREWS,**@ Director. Professor Emeritus, Chairman Emeritus and Chairman of the CFO Roundtable of the Department of Finance at Georgia State University, Atlanta, Georgia; President, Andrews Financial Associates, Inc. (consulting firm); since October 1984, Director of the Center for the Study of Regulated Industry at Georgia State University; formerly, member of the faculties of the Harvard Business School and the Sloan School of Management of MIT. Dr. Andrews is also a Director of the Southeastern Thrift and Bank Fund, Inc. and The Sheffield Funds, Inc. Address: 34 Seawatch Drive, Savannah, Georgia. Born: June 23, 1930.


     BOB R. BAKER,+** Director. President and Chief Executive Officer of AMC Cancer Research Center, Denver, Colorado, since January 1989; until mid-December 1988, Vice Chairman of the Board of First Columbia Financial Corporation (a financial institution), Englewood, Colorado. Formerly, Chairman of the Board and Chief Executive Officer of First Columbia Financial Corporation. Address: ^ 1600 Pierce Street, ^ Lakewood, Colorado. Born: August 7, 1936.



     LAWRENCE H. BUDNER,#@@ Director. Trust Consultant; prior to June 30, 1987, Senior Vice President and Senior Trust Officer of InterFirst Bank, Dallas, Texas. Address: 7608 Glen Albens Circle, Dallas, Texas. Born: July 25, 1930.

     WENDY L. GRAMM, Ph.D.,**@ Director. Self-employed (since 1993); Professor of Economics and Public Administration, University of Texas at Arlington. Formerly, Chairman, Commodity Futures Trading Commission from 1988 to 1993, administrator for Information and Regulatory Affairs at the Office of Management and Budget from 1985 to 1988, Executive Director of the Presidential Task Force on Regulatory Relief and Director of the Federal Trade Commission's Bureau of Economics. Dr. Gramm is also a director of the Chicago Mercantile Exchange, Enron Corporation, IBP, Inc., State Farm Insurance Company, State Farm Life Insurance Company, Independant Women's Forum, International Republic Institute, and the Republican Women's Federal Forum. Dr. Gramm is also a member of the Board of Visitors, College of Business Administration, University of Iowa, and a member of the Board of Visitors, Center for Study of Public Choice, George Mason University. Address: 4201 Yuma Street, N.W., Washington, D.C. Born: January 10, 1945.

     KENNETH T. KING,+#@@ Director. Formerly, Chairman of the Board of The Capitol Life Insurance Company, Providence Washington Insurance Company, and Director of numerous subsidiaries thereof in the U.S. Formerly, Chairman of the Board of The Providence Capitol Companies in the United Kingdom and Guernsey. Chairman of the Board of the Symbion Corporation (a high technology company) until 1987. Address: 4080 North Circulo Manzanillo, Tucson, Arizona. Born:
November 16, 1925.


     JOHN W. MCINTYRE,+#@@ Director. Retired. Formerly, Vice Chairman of the Board of Directors of ^ The Citizens and Southern Corporation and Chairman of the Board and Chief Executive Officer of The Citizens and Southern Georgia Corporation and Citizens and Southern National Bank. Trustee of INVESCO Global Health Sciences Fund and Gables Residential Trust. Address: 7 Piedmont Center, Suite 100, Atlanta, Georgia. Born: September 14, 1930.


     LARRY SOLL, Ph.D.,**@ Director. Retired. Formerly, Chairman of the Board (1987 to 1994), Chief Executive Officer (1982 to 1989 and 1993 to 1994) and President (1982 to 1989) of Synergen Corp. Director of Synergen since incorporation in 1982. Director of ISI Pharmaceuticals, Inc., Trustee of INVESCO Global Health Sciences Fund. Address: 345 Poorman Road, Boulder, Colorado. Born:
April 26, 1942.

     MARK H. WILLIAMSON,+* President, CEO and Director. President, CEO and Director of IDI; President, CEO and Director of INVESCO and President of INVESCO Global Health Sciences Fund. Formerly, Chairman and CEO of NationsBanc Advisors, Inc. (1995 to 1997) and Chairman of NationsBanc Investments, Inc. (1997 to
1998). Born: May 24, 1951.

     GLEN A. PAYNE, Secretary. Senior Vice President (since 1995), General Counsel (since 1989) and Secretary (since 1989) of INVESCO and Senior Vice President, General Counsel and Secretary of IDI (since 1997); Vice President (May 1989 to April 1995) of INVESCO; Senior Vice President, (since 1995), General Counsel (since 1989) and Secretary (1989 to 1998) of ITC. Formerly, employee of a U.S. regulatory agency, Washington, D.C. (June 1973 through May
1989). Born: September 25, 1947.

     RONALD L. GROOMS, Treasurer. Senior Vice President and Treasurer of INVESCO (since 1988). Senior Vice President and Treasurer of IDI (since 1997). Senior Vice President and Treasurer of ITC (1988 to 1998) Born: October 1, 1946.

     WILLIAM J. GALVIN, JR., Assistant Secretary. Senior Vice President of INVESCO (since 1995) and of IDI (since 1997) and Trust Officer of ITC (1995 to
1998); and formerly (August 1992 to July 1995) Vice President of INVESCO. Formerly, Vice President of 440 Financial Group from June 1990 to August 1992 and Assistant Vice President of Putnam Companies from November 1986 to June 1990. Born: August 21, 1956.

     ALAN I. WATSON, Assistant Secretary. Vice President of INVESCO Funds Group, Inc. (since 1984). Formerly, Trust Officer of ITC. Born: September 14, 1941.

     JUDY P. WIESE, Assistant Treasurer. Vice President of INVESCO Funds Group, Inc. (since 1984) and of INVESCO Distributors, Inc. (since 1997). Formerly, Trust Officer of ITC. Born: February 3, 1948.

     *These directors are "interested persons" of the Company as defined in the Investment Company Act of 1940.


     #Member of the audit committee of the ^ Company.

     @Member of the derivatives committee of the ^ Company.

     @@Member of the soft dollar brokerage committee of the ^ Company.


     +Member of the executive committee of the Company. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of directors.

     **Member of the management liaison committee of the Company.

     As of September 16, 1998, officers and directors of the Company, as a group, beneficially owned less than 1% of the Company's outstanding shares and less than 1% of the Fund's outstanding shares.

Director Compensation

      The following table sets forth, for the fiscal year ended July 31, 1998: the compensation paid by the Fund to its independent directors for services rendered in their capacities as directors of the Company; the benefits accrued as Company expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Company. In addition, the table sets forth the total compensation paid by all of the mutual funds distributed by IDI and advised by INVESCO (including the Company), INVESCO Treasurer's Series Trust and INVESCO Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors for services rendered in their capacities as directors or trustees during the year ended December 31, 1997. As of December 31, 1997, there were 49 funds in the INVESCO Complex.

                                                                         Total
                                                                     Compensa-
                                        Benefits      Estimated      tion From
                        Aggregate     Accrued As         Annual        INVESCO
                        Compensa-        Part of       Benefits        Complex
                        tion From        Company           Upon        Paid To
                       Company(1)    Expenses(2)   Retirement(3)   Directors(1)

Fred A.Deering,            $1,158         $  192           $123       $113,350
Vice Chairman of
  the Board

Victor L. Andrews           1,149            182            143         92,700

Bob R. Baker                1,164            162            191         96,050

Lawrence H. Budner          1,140            182            143         91,000

Daniel D. Chabris(4)        1,150            196            107         89,350

Wendy L. Gramm              1,123              0              0         39,000

Kenneth T. King             1,126            200            112         94,350

John W. McIntyre            1,132              0              0        104,000

Larry Soll                  1,132              0              0         78,000
                           ------         ------           ----       --------

Total                     $10,274         $1,114           $819       $797,800

% of Net Assets          0.0191%5       0.0021%5                      0.0046%6

     (1)The vice chairman of the board, the chairmen of the audit, management liaison, derivatives, soft dollar brokerage and compensation committees, the members of the executive and valuation committees each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors.

     (2)Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.

     (3)These figures represent the Company's share of the estimated annual benefits payable by the INVESCO Complex (excluding INVESCO Global Health
Sciences Fund which does not participate in this retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of Mr. McIntyre and Drs. Gramm and Soll, each of these directors has served as a director of one or more of the funds in the INVESCO Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

     (4)Mr. Chabris retired as a director effective September 30, 1998.

     (5)Total as a percentage of the Fund's net assets as of July 31, 1998.

     (6)Total as a percentage of the net assets of the INVESCO Complex as of December 31, 1997.

      Messrs. Brady and Williamson, as "interested persons" of the Company, the Fund and other funds in the INVESCO Complex, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any director's fees or other compensation from the Company or other funds in the INVESCO Complex for their services as directors.

      The boards of directors/trustees of the mutual funds managed by INVESCO and INVESCO Treasurer's Series Trust have adopted a Defined Benefit Deferred Compensation Plan for the non-interested directors and trustees of the funds. Under this plan, each director or trustee who is not an interested person of the funds (as defined in the 1940 Act) and who has served for at least five years (a "qualified director") is entitled to receive, upon termination of service as a director (normally at the retirement age of 72) (or the retirement age of 73 to 74, if the retirement date is extended by the boards for one or two years, but less than three years) continuation of payment for one year (the "first year retirement benefit") of the annual basic retainer and annualized board meeting fees payable by the funds to the qualified director at the time of his or her retirement (the "basic retainer"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of a director whose retirement has been extended by the board for three years, a qualified director shall receive quarterly payments at an annual rate equal to 50% of the basic retainer and annualized board meeting fees. These payments will continue for the remainder of the qualified director's life or ten years, whichever is longer (the "reduced retainer payments"). If a qualified director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the first year retirement benefit and the reduced retainer payments will be made to him/her or to his/her beneficiary or estate. If a qualified director becomes disabled or dies either prior to age 72 or during his/her 74th year while still a director of the funds, the director will not be entitled to receive the first year retirement benefit; however, the reduced retainer payments will be made to his/her beneficiary or estate. The plan is administered by a committee of three directors who are also participants in the plan and one director who is not a plan participant. The cost of the plan will be allocated among the INVESCO and Treasurer's Series Trust Funds in a manner determined to be fair and equitable by the committee. The Company began making payments to Mr. Chabris on October 1, 1998. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

      The independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO and Treasurer's Series Trust Funds. The deferred amounts are being invested in the shares of all of the INVESCO and Treasurer's Series Trust Funds. Each independent director is, therefore, an indirect owner of shares of each INVESCO and Treasurer's Series Trust Funds.

      The Company has an audit committee that is comprised of four of the directors who are not interested persons of the Company. The committee meets periodically with the Company's independent accountants and officers to review accounting principles used by the Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

      The Company has a management liaison committee which meets quarterly with various management personnel of INVESCO in order (a) to facilitate better understanding of management and operations of the Company, and (b) to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision.

      The Company has a soft dollar brokerage committee. The committee meets periodically to review soft dollar brokerage transactions by the mutual funds managed by INVESCO, and to review policies and procedures of the Fund's adviser with respect to soft dollar brokerage transactions. It reports on these matters to the Company's board of directors.

      The Company has a derivatives committee. The committee meets periodically to review derivatives investments made by the Fund. It monitors derivatives usage by the Fund and the procedures utilized by the Fund's adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the board of directors. It reports on these matters to the Company's board of directors.

HOW SHARES CAN BE PURCHASED

      The shares of the Fund are sold on a continuous basis at the net asset value per share of the Fund next calculated after receipt of a purchase order in good form. The net asset value per share for the Fund is computed separately and is determined once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange, but may also be computed at other times. See "How Shares Are Valued."

      The Company has authorized one or more brokers to accept purchase orders on the Fund's behalf. Such brokers are authorized to designate other intermediaries to accept purchase orders on the Fund's behalf. The Fund will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A purchase order will be priced at a Fund's net asset value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.


      IDI acts as the Fund's distributor under a distribution agreement with the ^ Company and bears all expenses, including the costs of printing and distribution of prospectuses incident to direct sales and distribution of Fund shares on a no-load basis.


      Distribution Plan. As discussed under "How To Buy Shares -Distribution Expenses" in the Prospectus, the Company adopted a Plan and Agreement of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act effective June 1, 1998. The Plan provides that the Fund may make monthly payments to IDI of amounts computed at an annual rate no greater than 0.25% of the Fund's new sales of shares, exchanges into the Fund and reinvestments of dividends and capital gain distributions made on or after June 1, 1998, to permit IDI, at its discretion, to engage in certain activities and provide services in connection with the distribution of the Fund's shares to investors. Payment by the Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. For the fiscal year ended July 31, 1998, the Fund made payments to INVESCO (the predecessor of IDI as distributor of shares of the Fund) and IDI under the 12b-1 Plan in the amount of $1,106, prior to the voluntary absorption of certain Fund expenses by INVESCO and IMR. In addition, as of July 31, 1998 $4,067 of additional distribution accruals had been incurred under the Plan for the Fund and will be paid during the fiscal year ending July 31, 1999. As noted in the Prospectus, one type of expenditure is the payment of compensation to securities companies and other financial institutions and organizations, which may include INVESCO-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Fund. The Fund is authorized by the Plan to use its assets to finance the payments made to obtain those services. Payments will be made by IDI to broker-dealers who sell shares of the Fund and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, the Company does not believe that these limitations would affect the ability of such banks to enter into arrangements with IDI but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of the Fund possibly could decrease to the extent that the banks would no longer invest customer assets in the Fund. Neither the Company nor its investment adviser will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by the Fund.


      The Plan was not implemented until June 1, 1998. Therefore, the following amounts reflect payments made for the period June 1, 1998 through July 31, 1998. For the fiscal year ended July 31, 1998, allocation of 12b-1 amounts paid by the Fund for the following categories of expenses were: advertising -- $77; sales literature, printing and postage -- $148; direct mail -- $26; public relations/promotion -- $286; compensation to securities dealers and other organizations -- $0; marketing personnel -- $569.

      The nature and scope of services which are provided by securities dealers and other organizations may vary by dealer but include, among other things, processing new stockholder account applications, preparing and transmitting to the Company's Transfer Agent computer-processable tapes of the Fund's transactions by customers, serving as the primary source of information to customers in answering questions concerning the Fund and assisting in other customer transactions with the Fund.

     The Plan was approved on February 3, 1998, at a meeting called for such purpose, by a majority of the directors of the Company, including a majority of the directors who neither are "interested persons" of the Company nor have any financial interest in the operation of the Plan ("independent directors"). The Plan was approved by shareholders of the Fund on May 6, 1998.

      The Plan provides that it shall continue in effect with respect to the Fund for so long as such continuance is approved at least annually by the vote of the board of directors of the Company^ cast in person at a meeting called for the purpose of voting on such continuance. The Plan can also be terminated at any time with respect to the Fund, without penalty, if a majority of the independent directors, or shareholders of the Fund, vote to terminate the Plan. The Company may, in its absolute discretion, suspend, discontinue or limit the offering of the shares of the Fund at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of the Fund, the investment climate for the Fund, general market conditions and the volume of sales and redemptions of Fund shares. The Plan may continue in effect and payments may be made under the Plan following any such temporary suspension or limitation of the offering of the Fund's shares; however, the Company is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of the Fund's shares would not, of course, affect a shareholder's ability to redeem his shares. So long as the Plan is in effect, the selection and nomination of persons to serve as independent directors of the Company shall be committed to the independent directors then in office at the time of such selection or nomination. The Plan may not be amended to increase the amount of the Fund's payments thereunder without approval of the shareholders of the Fund, and all material amendments to the Plan must be approved by the board of directors of the Company, including a majority of the independent directors. Under the agreement implementing the Plan, IDI or the Fund, the latter by vote of a majority of the independent directors or of the holders of a majority of the Fund's outstanding voting securities, may terminate such agreement without penalty upon 30 days' written notice to the other party. No further payments will be made by the Fund under the Plan in the event of its termination as to the Fund.


      To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of the Fund's assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, the Fund's obligation to make payments to IDI shall terminate automatically in the event of such "assignment," in which case the Fund may continue to make payments, pursuant to the Plan, to IDI or another organization only upon the approval of new arrangements, which may or may not be with IDI, regarding the use of the amounts authorized to be paid by it under the Plan, by the directors, including a majority of the independent directors, by a vote cast in person at a meeting called for such purpose.

      Information regarding the services rendered under the Plan and the amounts paid therefor by the Fund are provided to, and reviewed by, the directors on a quarterly basis. On an annual basis, the directors consider the continued appropriateness of the Plan at the level of compensation provided therein.

      The only  directors  or  interested  persons,  as that term is  defined in
Section 2(a)(19) of the 1940 Act, of the Company who have a direct or indirect financial interest in the operation of the Plan are the officers and directors of the Company listed herein under the section entitled "The Fund And Its Management -Officers And Directors of the Company" who are also officers either of IDI or companies affiliated with IDI. The benefits which the Company believes will be reasonably likely to flow to the Fund and its shareholders under the Plan include the following:

      (1) Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objective of the Fund;

      (2) The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Fund in amounts and at times that are disadvantageous for investment purposes;

      (3) The positive effect which increased Fund assets will have on its revenues could allow INVESCO and its affiliated companies:

            (a) To have greater resources to make the financial commitments necessary to improve the quality and level of the Fund's shareholder services (in both systems and personnel),

            (b) To increase the number and type of mutual funds available to investors from INVESCO and its affiliated companies (and support them in their infancy) and thereby expand the investment choices available to all shareholders, and

            (c) To acquire and retain talented employees who desire to be associated with a growing organization; and

      (4) Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g., exceeding established breakpoints in the advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the Plan.

HOW SHARES ARE VALUED


      As ^ discussed in the section of the Fund's Prospectus entitled "Fund Price And Performance" the net asset value of shares of the Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (generally 4:00 p.m., New York time) and applies to purchase and redemption orders received prior to that time. Net asset value per share is also computed on any other day on which there is a sufficient degree of trading in the securities held by the Fund that the current net asset value per share of the Fund might be materially affected by changes in the value of the securities held, but only if on such day the Fund receives a request to purchase or redeem shares. Net asset value per share is not calculated on days the New York Stock Exchange is closed, such as federal holidays including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.


      The net asset value per share of the Fund is calculated by dividing the value of all securities held by the Fund plus its other assets (including dividends and interest accrued but not collected), less the Fund's liabilities (including accrued expenses), by the number of outstanding shares of the Fund. Securities traded on national securities exchanges, the NASDAQ National Market System, the NASDAQ Small Cap Market and foreign markets are valued at their last sale prices on the exchanges or markets where such securities are primarily traded. Securities traded in the over-the-counter market for which last sale prices are not available, and listed securities for which no sales were reported on a particular date, are valued at their highest closing bid prices (or, for debt securities, yield equivalents thereof) obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities or other assets will be valued at their fair values as determined in good faith by the Company's board of directors or pursuant to procedures adopted by the board of directors. The above procedures may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional-size trading units of debt securities. Prior to utilizing a pricing service, the Company's board of directors reviews the methods used by such service to assure itself that securities will be valued at their fair values. The Company's board of directors also periodically monitors the methods used by such pricing services. Debt securities with remaining maturities of 60 days or less at the time of purchase are normally valued at amortized cost.


      The value of securities and other assets held by the Fund and other assets used in computing net asset value generally are determined as of the time regular trading in such securities or assets is completed each day. Because regular trading in most foreign securities markets is completed simultaneously with, or prior to, the close of regular trading on the New York Stock Exchange, closing prices for foreign securities usually are available for purposes of computing the Fund's net asset value. However, in the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. The value of all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the spot rate of such currencies against U.S. dollars provided by an approved pricing service.


FUND PERFORMANCE


      As ^ discussed in the section of the Fund's Prospectus entitled "Fund Price And Performance," the Company advertises the total return performance of the Fund. The average annual total return performance for the fiscal year ended July 31, 1998 and the period ended December 1, 1993 (inception) through July 31, 1998 was -2.12% and 12.01%, respectively. Average annual return performance is computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                P(1 + T)exponent n = ERV

where:      P = initial payment of $1000
            T = average annual total return
            n = number of years
            ERV = ending redeemable value of initial payment

      The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period shown.

     In conjunction with performance reports, comparative data between the Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

     In conjunction with performance reports and/or analyses of shareholder service for the Fund, comparative data between the Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, Standard & Poor's, Lipper Analytical Services, Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. These sources utilize information compiled (i) internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services. The Lipper Analytical Services, Inc. mutual fund rankings and comparisons which may be used by the Small Company Value Fund in performance reports will be drawn from the Small Cap Funds mutual fund groupings in addition to the broad-based Lipper general fund groupings. Sources for Fund performance information and articles about the Fund include, but are not limited to, the following:

      American Association of Individual Investors' Journal
      Banxquote
      Barron's
      Business Week
      CDA Investment Technologies
      CNBC
      CNN
      Consumer Digest
      Financial Times
      Financial World
      Forbes
      Fortune
      Ibbotson Associates, Inc.
      Institutional Investor
      Investment Company Data, Inc.
      Investor's Business Daily
      Kiplinger's Personal Finance
      Lipper Analytical Services, Inc.'s Mutual Fund Performance
        Analysis
      Money
      Morningstar
      Mutual Fund Forecaster
      No-Load Analyst
      No-Load Fund X
      Personal Investor
      Smart Money
      The New York Times
      The No-Load Fund Investor
      U.S. News and World Report
      United Mutual Fund Selector
      USA Today
      Wall Street Journal
      Wiesenberger Investment Companies Services
      Working Woman
      Worth

SERVICES PROVIDED BY THE FUND


      Periodic Withdrawal Plan. As ^ discussed in the section of the Fund's Prospectus entitled "How To Sell Shares," the Fund offers a Periodic Withdrawal Plan. All dividends and other distributions on shares owned by shareholders participating in this Plan are reinvested in additional shares. Because withdrawal payments represent the proceeds from sales of shares, the amount of shareholders' investments in the Fund will be reduced to the extent that withdrawal payments exceed dividends and other distributions paid and reinvested. Any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 20th day of each month preceding payment and payments will be mailed within five business days thereafter.


      The Periodic Withdrawal Plan involves the use of principal and is not a guaranteed annuity. Payments under such Plan do not represent income or a return on investment.

      Participation in the Periodic Withdrawal Plan may be terminated at any time by sending a written request to INVESCO. Upon termination, all future dividends and capital gain distributions will be reinvested in additional shares unless a shareholder requests otherwise.


      Exchange Policy. As discussed in the section of the Fund's Prospectus entitled "How To Buy Shares - Exchange Policy," the Fund offers shareholders the ability to exchange shares of the Fund for shares of another fund or for shares of certain other mutual funds advised by INVESCO. Exchange requests may be made either by telephone or by written request to INVESCO using the telephone number or address on the cover of this Statement of Additional Information. Exchanges made by telephone must be in an amount of at least $250, if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a new account must meet the fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the fund's applicable minimum subsequent investment requirements. Any gain or loss realized on such an exchange is recognized for federal income tax purposes. This ability is not an option or right to purchase securities^ and is not available in any state or other jurisdiction where the shares of the mutual fund into which transfer is to be made are not qualified for sale, or when the net asset value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus.

TAX-DEFERRED RETIREMENT PLANS

      As described in the section of the Fund's Prospectus entitled "How To Buy Shares - Retirement Plans And IRAs," shares of the Fund may be purchased as the investment medium for various tax-deferred retirement plans. Persons who request information regarding these plans from INVESCO will be provided with prototype documents and other supporting information regarding the type of plan requested. Each of these plans involves a long-term commitment of assets and is subject to possible regulatory penalties for excess contributions, premature distributions or for insufficient distributions after age 70-1/2. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.

HOW TO REDEEM SHARES

      Normally, payments for shares redeemed will be mailed within seven days following receipt of the required documents as described in the section of the Fund's Prospectus entitled "How To Sell Shares." The right of redemption may be suspended and payment postponed when: (a) the New York Stock Exchange is closed for other than customary weekends and holidays; (b) trading on that exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) the SEC by order so permits.


      The Company has authorized one or more brokers to accept ^ redemption orders on the Fund's behalf. Such brokers are authorized to designate other intermediaries to accept ^ redemption orders on the Fund's behalf. The Fund will be deemed to have received a ^ redemption order when an authorized broker, or, if applicable, a broker's authorized designee, accepts the order. A ^ redemption order will be priced at the Fund's Net Asset Value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.


      It is possible that in the future conditions may exist which would, in the opinion of the Company's investment adviser, make it undesirable for the Fund to pay for redeemed shares in cash. In such cases, the investment adviser may authorize payment to be made in portfolio securities or other property of the Fund. However, the Company is obligated under the 1940 Act to redeem for cash all shares of the Fund presented for redemption by any one shareholder having a value up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the investment adviser based on what is in the best interests of the Fund and its shareholders, and are valued at the value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES


      The ^ Company intends ^ to conduct its business and satisfy the applicable diversification of assets and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The ^ Company so qualified for the taxable year ended July 31, 1998 and intends to continue to qualify during its current taxable year. As a result, because the Company intends to distribute all of its inhcome and recognized gains, it is anticipated that the ^ Company will pay no federal income or excise taxes and that the ^ Company will be accorded conduit or "pass through" treatment for federal income tax purposes.


      Dividends paid by the Fund from net investment income, as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions are, for federal income tax purposes, taxable as ordinary income to shareholders. After the end of each calendar year, the Fund sends shareholders information regarding the amount and character of dividends paid in the year.


      Distributions by each Fund of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are, for federal income tax purposes, taxable to the shareholder as long-term capital gains regardless how long a shareholder has held shares of the Fund. ^ During 1997, the Taxpayer Relief Act established a new maximum capital gains tax rate of 20%. Depending on the holding period of the asset giving rise to the gain, as capital gain was taxable at a maximum rate of ^ either 20% or 28%. Beginning January 1, 1998, ^ all long-term gains on the sale of securities held for more than 12 months will be taxable at a maximum rate of 20%. In addition, legislation signed in October of 1998 provides that all capital gain distributions from a mutual fund paid to shareholders during 1998 will be taxed at a maximum rate of 20%. Note that the rate of capital gains tax is dependent on the shareholder's marginal tax rate and may be lower than the above rates. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax ^ advisers as to the effect of distributions by ^ the Fund.

      All dividends and other distributions are regarded as taxable to the investor, regardless of whether such dividends and distributions are reinvested in additional shares of the Fund or another Fund in the INVESCO group. The net asset value of Fund shares reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. If the net asset value of Fund shares were reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. If shares are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution, which would reduce any gain (or increase any loss) for tax purposes on any subsequent redemption of shares.

      INVESCO may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by INVESCO will be computed using the single-category average cost method, although neither INVESCO nor the Fund recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If a shareholder has reported gains or losses of the Fund in past years, the shareholder must continue to use the cost basis method previously used unless the shareholder applies to the IRS for permission to change the method.

      If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

      The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and net capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.

      Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Foreign taxes withheld may be treated as an expense of the Fund.

      The Fund may invest in the stock of ^"passive foreign investment companies^" ("PFICs"). A PFIC is a foreign corporation (other than a controlled foreign corporation) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.


      The Fund may elect to "mark-to-market" its stock in any PFIC. Marking-to-market, in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund's adjusted tax basis therein as of the end of that year. Once the election has been made, the Fund also will be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the end of the year, but only to the extent of any net mark-to-market gains with respect to that PFIC stock included by the Fund for taxable years beginning after December 31, 1997. A Fund's adjusted tax basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

      Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.

      Shareholders should consult their own tax advisers regarding specific questions as to federal, state and local taxes. Dividends and other distributions generally will be subject to applicable state and local taxes. Qualification as a regulated investment company under the Code for income tax purposes does not entail government supervision of management or investment policies.

INVESTMENT PRACTICES

      Portfolio Turnover. There are no fixed limitations regarding the Fund's portfolio turnover. The rate of portfolio turnover can fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying the basic policies and objectives of the Fund may be disposed of when they are no longer suitable. Brokerage costs to the Fund are commensurate with the rate of portfolio activity. Portfolio turnover rates for the Fund for the fiscal years ended July 31, 1998, 1997 and 1996, were 132%, 147% and 156%, respectively. In computing the portfolio turnover rate, all investments with maturities or expiration dates at the time of acquisition of one year or less are excluded. Subject to this exclusion, the turnover rate is calculated by dividing (A) the lesser of purchases or sales of portfolio securities for the fiscal year by (B) the monthly average of the value of portfolio securities owned by the Fund during the fiscal year.


      Placement of Portfolio Brokerage. Either INVESCO. as the Company's investment adviser, or IMR, as the Company's sub-adviser, places orders for the purchase and sale of securities with brokers and dealers based upon INVESCO's or IMR's evaluation of such ^ brokers' and dealers' financial responsibility subject to their ability to effect transactions at the best available prices. INVESCO or IMR evaluates the overall reasonableness of brokerage commissions or underwriting discounts (the difference between the full acquisition price to acquire the new offering and the discount offered to members of the underwriting syndicate) paid by reviewing the quality of executions obtained on the portfolio transactions of the Fund, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold and general economic and market conditions. In seeking to ensure that the commissions or discounts charged the Fund are consistent with prevailing and reasonable commissions or discounts, INVESCO or IMR also endeavors to monitor brokerage industry practices with regard to the commissions or discounts charged by ^ brokers and dealers on transactions effected for other comparable institutional investors. While INVESCO or IMR seeks reasonably competitive rates, the Fund does not necessarily pay the lowest commission, discount, or spread available.


      Consistent with the standard of seeking to obtain the best execution on portfolio transactions, INVESCO or IMR may select brokers that provide research services to effect such transactions. Research services consist of statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to INVESCO or IMR in making informed investment decisions. Research services prepared and furnished by brokers through which the Fund effects securities transactions may be used by INVESCO or IMR in servicing all of their respective accounts and not all such services may be used by INVESCO or IMR in connection with the Fund.

      In recognition of the value of the above-described brokerage and research services provided by certain brokers, INVESCO or IMR, consistent with the standard of seeking to obtain competitive execution on portfolio transactions, may place orders with such brokers for the execution of transactions for the Fund on which the commissions or discounts are in excess of those which other brokers might have charged for effecting the same transactions.


      ^ Fund transactions may be effected through qualified ^ brokers and dealers ^ that recommend the Fund to their clients, or that act as agent in the purchase of the Fund's shares for their clients. When a number of broker-dealers can provide comparable price and execution on a particular transaction, the ^ INVESCO may consider the sale of Fund shares by a broker-dealer in selecting among qualified ^ brokers and dealers.


      Certain financial institutions (including brokers who may sell shares of the Fund, or affiliates of such brokers) are paid a fee (the "Services Fee") for recordkeeping, shareholder communications and other services provided by the brokers to investors purchasing shares of the Fund through no transaction fee programs ("NTF Programs") offered by the financial institution or its affiliated broker (an "NTF Program Sponsor"). The Services Fee is based on the average daily value of the investments in the Fund made in the name of such NTF Program Sponsor and held in omnibus accounts maintained on behalf of investors participating in the NTF Program. With respect to certain NTF Programs, the directors of the Company have authorized the Fund to apply dollars generated from the Company's Plan and Agreement of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") to pay the entire Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. With respect to other NTF
Programs, the Company's directors have authorized the Fund to pay transfer agency fees to INVESCO based on the number of investors who have beneficial interests in the NTF Program Sponsor's omnibus accounts in the Funds. INVESCO, in turn, pays these transfer agency fees to the NTF Program Sponsor as a sub-transfer agency or recordkeeping fee in payment of all or a portion of the Services Fee. In the event that the sub-transfer agency or recordkeeping fee is insufficient to pay all of the Services Fee with respect to these NTF Programs, the directors of the Company have authorized the Company to apply dollars generated from the Plan to pay the remainder of the Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. INVESCO itself pays the portion  of the  Fund's  Services  Fee,  if  any,  that  exceeds  the sum of the sub-transfer agency or recordkeeping fee and Rule 12b-1 fee. The Company's directors have further authorized INVESCO to place a portion of the Fund's brokerage transactions with certain NTF Program Sponsors or their affiliated brokers, if INVESCO reasonably believes that, in effecting the Fund's transactions in portfolio securities, the broker is able to provide the best execution of orders at the most favorable prices. A portion of the commissions earned by such a broker from executing portfolio transactions on behalf of the Fund may be credited by the NTF Program Sponsor against its Services Fee. Such credit shall be applied first against any sub-transfer agency or recordkeeping fee payable with respect to the Fund, and second against any Rule 12b-1 fees used to pay a portion of the Services Fee, on a basis which has resulted from negotiations between INVESCO or IDI and the NTF Program Sponsor. Thus, the Fund pays sub-transfer agency or recordkeeping fees to the NTF Program Sponsor in payment of the Services Fee only to the extent that such fees are not offset by the Fund's credits. In the event that the transfer agency fee paid by the Fund to INVESCO with respect to investors who have beneficial interests in a particular NTF Program Sponsor's omnibus accounts in the Fund exceeds the Services Fee applicable to the Fund, after application of credits, INVESCO may carry forward the excess and apply it to future Services Fees payable to that NTF Program Sponsor with respect to the Fund. The amount of excess transfer agency fees carried forward will be reviewed for possible adjustment by INVESCO prior to each fiscal year-end of the Fund. The Company's board of directors has also authorized the Fund to pay to IDI the full Rule 12b-1 fees contemplated by the Plan as payment for expenses incurred by IDI in engaging in the activities and providing the services on behalf of the Fund contemplated by the Plan, subject to the maximum Rule 12b-1 fee permitted by the Plan, notwithstanding that credits have been applied to reduce the portion of the 12b-1 fee that would have been used to pay IDI for payments to such NTF Program Sponsor absent such credits.

      The aggregate dollar amount of brokerage commissions paid by the Fund for the fiscal years ended July 31, 1998, 1997 and 1996 were $158,423, $273,980 and $386,415, respectively. During the fiscal year ended July 31, 1998, brokers providing research received $1,272 in commissions on portfolio transactions effected for the Fund. The aggregate dollar amount of such portfolio transactions was $457,857. Commissions of $0 were allocated to certain brokers in recognition of their sales of shares of the Fund during the fiscal year ended July 31, 1998.

      At July 31, 1998, the Fund did not hold securities of its regular brokers or dealers, or their parents.

      Neither INVESCO nor IMR receives any brokerage commissions on portfolio transactions effected on behalf of the Fund, and there is no affiliation between INVESCO, IMR, or any person affiliated with INVESCO, IMR, or the Fund and any broker or dealer that executes transactions for the Fund.

ADDITIONAL INFORMATION

      Common Stock. The Company was incorporated with 100,000,000 authorized shares of common stock with a par value of $0.01 per share, all of which has been allocated to the Fund. As of July 31, 1998, 4,856,426 shares of the Fund were outstanding. All shares offered hereby, when issued, will be fully paid and nonassessable. The board of directors has the authority to designate additional classes of common stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.

      All Fund shares have equal voting rights. Company shares have noncumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors of the Company can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. After they have been elected by shareholders, the directors will continue to serve until their successors are elected and have qualified or they are removed from office, in either case by a shareholder vote, or until death, resignation, or retirement. Directors may appoint their own successors, provided that a majority of the directors have been elected by the Company's shareholders. It is the intention of the Company not to hold annual meetings of shareholders. The directors will call annual or special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Company's Articles of Incorporation, or at their discretion.

     Principal Shareholders. As of August 31, 1998, the following persons held more than 5% of the Fund's outstanding equity securities.

Name and Address                                                  Percent
of Beneficial Owner                    Number of Shares           of Class
-------------------                    ----------------           --------
INVESCO Small Company
Value Fund

Turtle & Co.                           451,768.2500               9.65%
S1-RR
P.O. Box 9242
Boston, MA 02209-9242

MAC & Co.                              360,137.7620               7.69%
Acct. #860-611
Mellon Bank NA
Mutual Funds Dept.
P.O. Box 320
Pittsburgh, PA  15230-0320

INVESCO Trust Co. TR                   321,476.0820               6.87%
Blue Cross Blue Shield Assoc.
Nat'l. 401K Plan
Attn: Larkin Hays
1201 Peachtree St. N.E., Ste. 2200
Atlanta, GA 30361-3500

Enele & Co.                            308,530.1510               6.59%
Freightliner Corp.
Acct. #007128
Copper Mountain Trust Corp.
1211 S.W. Fifth Ave., Ste. 1900
Portland, OR 97204-3719

Thaddeus Kushinski TR                  282,802.4580               6.04%
Holstein Friesian Assoc. of
America Reserve
One Holstein Pl.
Brattleboro, VT 05301-3363

      Independent Accountants. PricewaterhouseCoopers LLP, 950 Seventeenth Street, Denver, Colorado, has been selected as the independent accountants of the Company. The independent accountants are responsible for auditing the financial statements of the Company.


      Custodian. State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, has been designated as custodian of the cash and investment securities of the ^ Company. The bank is also responsible for, among other things, receipt and delivery of the investment securities of the Fund in accordance with procedures and conditions specified in the custody agreement. Under its contract with the ^ Company, the custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Fund to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and foreign securities depositories.


     Transfer Agent. The Company is provided with transfer agent, registrar, and dividend disbursing agent services by INVESCO Funds Group, Inc., 7800 E. Union Ave., Denver, CO 80237, pursuant to the Transfer Agency Agreement described herein. Such services include the issuance, cancellation and transfer of shares of the Fund, and the maintenance of records regarding the ownership of such shares.

     Reports to Shareholders. The Company's fiscal year ends on July 31. The Company distributes reports at least semiannually to its shareholders. Financial statements regarding the Company, audited by the independent accountants, are sent to shareholders annually.

     Legal Counsel. The firm of Kirkpatrick & Lockhart LLP, Washington, D.C., is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell, Denver, Colorado, acts as special counsel to the Company.

     Financial Statements. The Company's audited financial statements and the notes thereto for the fiscal year ended July 31, 1998, and the report of PricewaterhouseCoopers LLP with respect to such financial statements are incorporated herein by reference from the Company's Annual Report to Shareholders for the fiscal year ended July 31, 1998.

     Prospectus. The Company will furnish, without charge, a copy of the Prospectus for the Fund upon request. Such requests should be made to the Company at the mailing address or telephone number set forth on the first page of this Statement of Additional Information.

     Registration Statement. This Statement of Additional Information and the related Prospectus do not contain all of the information set forth in the Registration Statement the Company has filed with the SEC. The complete
Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC.

APPENDIX A

BOND RATINGS

      The following is a description of the S&P and Moody's bond rating categories:

Moody's Corporate Bond Ratings

      Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

      A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

      Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

S&P Corporate Bond Ratings

      AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

      BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

      B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

      CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

APPENDIX B

DESCRIPTION OF FUTURES AND OPTIONS CONTRACTS

Options on Securities

      An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

      Options on securities are traded on national securities exchanges, such as the Chicago Board of Options Exchange and the New York Stock Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation ("OCC") guarantees the performance of each party to an exchange-traded option by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

     An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that this Fund would have to exercise the option in order to realize any profit. This would result in this Fund incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, unless the Fund is required to deliver the securities pursuant to the assignment of an exercise notice, it will not be able to sell the underlying security until the option expires.

     Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities: (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the OCC, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

      In addition, options on securities may be traded over-the-counter ("OTC") through financial institutions dealing in such options as well as the underlying instruments. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Company on behalf of the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

Futures Contracts

      A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future, for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

      The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalent, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

      A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

      Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury bills, bank certificates of deposit and commercial paper. In addition, interest rate futures contracts include contracts on indices of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

Options on Futures Contracts

      An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

     A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.